                                  SCHEDULE 14C
                                 (RULE 14C-101)
                 INFORMATION REQUIRED IN INFORMATION STATEMENT

                            SCHEDULE 14C INFORMATION

               INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

    Check the appropriate box:
    / /  Preliminary Information Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
    /X/  Definitive Information Statement

                                                GHS, INC.
--------------------------------------------------------------------------------
                  (Name of Registrant as Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
     (1) Title of each class of securities to which transaction applies:
        Common Stock, par value $0.01 per share
        Series A Convertible Preferred Stock, par value $0.01 per share
        ------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
        9,659,955 shares of Common Stock
        ------------------------------------------------------------------------
        99,059.338 shares of Series A Convertible Preferred Stock
        ------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     (5) Total fee paid:
        ------------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
        ------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     (3) Filing Party:
        ------------------------------------------------------------------------
     (4) Date Filed:
        ------------------------------------------------------------------------

                                   GHS, INC.
                             65 BROADWAY, 7TH FLOOR
                            NEW YORK, NEW YORK 10006

                             NOTICE TO STOCKHOLDERS

    We are sending this Information Statement to you and all other holders of capital stock of GHS, Inc. ("GHS") in connection with an amendment to GHS's Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 25,000,000 to 100,000,000 and the adoption of GHS's 1999 Employee Stock Option Plan, 1999 Outside Directors Stock Option Plan and 1999 Consultants Stock Option Plan. Detailed information concerning these corporate actions is included in the accompanying Information Statement.

    The accompanying Information Statement is furnished pursuant to Section 14(c) of the Securities Exchange Act of 1934.

    We are mailing the Information Statement on or about October 13, 1999 to stockholders of record of GHS at the close of business on September 8, 1999.

                                          By Order of the Board of Directors

                                          /s/ Beth Polish

                                          Beth Polish
                                          President and Chief Operating Officer

October 12, 1999

                       WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY

                                   GHS, INC.
                            65 BROADWAY, 7(TH) FLOOR
                            NEW YORK, NEW YORK 10006
                             INFORMATION STATEMENT
                                OCTOBER 12, 1999
                   NOTICE OF ACTION OF MAJORITY STOCKHOLDERS

    This Information Statement is being mailed on or about October 13, 1999 to all stockholders of record of GHS, Inc. ("GHS") on September 8, 1999 in connection with the following corporate actions:

        1. Amendment to GHS's Restated Certificate of Incorporation to increase the number of authorized shares of common stock, par value $0.01 per share ("Common Stock"), from 25,000,000 to 100,000,000;

        2. Adoption of GHS's 1999 Employee Stock Option Plan, which provides for the granting of options to employees to purchase, in the aggregate, up to 2,287,500 shares of Common Stock;

        3. Adoption of GHS's 1999 Outside Directors Stock Option Plan, which provides for the granting of options to non-employee directors to purchase, in the aggregate, up to 385,000 shares of Common Stock; and

        4. Adoption of GHS's 1999 Consultants Stock Option Plan, which provides for the granting of options to consultants and other bona fide service providers to purchase, in the aggregate, up to 327,500 shares of Common Stock.

    The Board of Directors of GHS (the "Board") approved each of the above actions by unanimous written consent dated as of September 8, 1999 as it believes that such actions are in the best interests of GHS and its stockholders. The holders of a majority of the outstanding shares of Common Stock (the "Majority Common Holders") approved the amendment to the Restated Certificate of Incorporation by written consent dated as of September 8, 1999 and the holders of a majority of all outstanding voting securities of GHS (the "Majority Stock Holders") approved the amendment to the Restated Certificate of Incorporation and the adoption of GHS's 1999 Employee Stock Option Plan, 1999 Outside Directors Stock Option Plan and 1999 Consultants Stock Option Plan by written consent dated as of September 8, 1999. This Information Statement is furnished only to inform stockholders of GHS of the above actions taken by the Majority Common Holders and the Majority Stock Holders before they take effect in accordance with the Securities Exchange Act of 1934.

    WE ARE NOT ASKING YOU FOR A PROXY AND WE REQUEST THAT YOU DO NOT SEND US A PROXY.

                                      GHS

BUSINESS

    On April 25, 1999, GHS announced an Internet initiative including plans for an online network to focus on personal and professional improvement. On May 27, 1999, GHS acquired Change Your Life.com, LLC ("CYL") in a reverse acquisition whereby the members of CYL obtained voting control of GHS (the "CYL Transaction"). CYL was formed in April 1999 by Anthony J. Robbins ("Robbins") and is engaged in the development of a web site for personal and professional improvement. On May 27, 1999, GHS also acquired Concept Development, Inc. ("Concept Development"), a company developing an online site for general interest continuing education courses. In addition, on May 27, 1999, GHS entered into an Exclusive Marketing and License Agreement (the "Marketing and License Agreement") and an Option Agreement (the "Option Agreement"), each with The Learning Annex (defined below), the leading provider of continuing education courses in five cities in the United States and Canada. As a result of the Marketing and License Agreement and the Option Agreement, GHS has exclusive online access to educational content and materials presently provided by The Learning Annex covering a wide range of topics and has the option to purchase The Learning Annex, respectively. Each of the above transactions is discussed in more detail below.

SPIN-OFF OF U.S. NEUROSURGICAL, INC.

    On September 16, 1999, GHS distributed to holders of common stock of GHS, par value $0.01 per share (the "Common Stock"), GHS's interest in U.S. NeuroSurgical, Inc., a Delaware corporation and wholly-owned subsidiary of GHS ("USN"), by distributing one share of USN common stock for each share of Common Stock owned by stockholders of GHS on September 8, 1999 (the "USN Spin-Off"). USN is now a separate company no longer owned in any way by GHS. USN owns and operates stereotactic radiosurgery centers using the Gamma Knife technology.

REVERSE ACQUISITION OF CHANGE YOUR LIFE.COM, LLC AND RELATED TRANSACTIONS

    On May 27, 1999, GHS acquired all the membership interests of CYL, pursuant to a Contribution and Exchange Agreement (the "Exchange Agreement") dated as of May 20, 1999 by and among GHS, CYL, Robbins, Robbins Research International Inc., a corporation controlled by Robbins ("RRI"), and CYL Development Holdings, LLC ("Development Holdings"). The CYL Transaction is accounted for as a reverse acquisition with CYL as the acquirer for accounting purposes as the members of CYL obtained voting control of GHS in the transaction. In addition, as the only assets of GHS at the time of the transaction were cash and the assets of the discontinued operations of USN, the CYL Transaction is accounted for as a recapitalization of CYL with the issuance of Common Stock and options and warrants to purchase Common Stock to the pre-transaction holders of Common Stock in exchange for cash. CYL did not conduct operations prior to the merger and there was no book basis assigned to the contributed assets.

    Pursuant to the Exchange Agreement, GHS issued an aggregate of 99,059.338 shares of a newly-designated Series A Convertible Preferred Stock, par value $0.01 per share ("Series A Preferred Stock"), to Robbins, RRI and Development Holdings, the members of CYL, in exchange for all of the membership interests in CYL. The shares of Series A Preferred Stock issued pursuant to the Exchange Agreement are convertible into an aggregate of 30,708,395 shares of GHS's Common Stock and vote on an as converted basis with the Common Stock. The Series A Preferred Stock will automatically convert on the next business day following the date of filing of a certificate of amendment to GHS's Restated Certificate of Incorporation that increases the number of authorized shares of Common Stock to a number sufficient to permit the conversion of all of the then outstanding shares of Series A Preferred Stock into shares of Common Stock. GHS is in the process of taking such actions, including the delivery of this Information Statement, as are required to increase the authorized shares of Common Stock.

    Robbins is internationally recognized as a leader in peak performance results coaching. He is an international best selling author of five books and his "Personal Power" audio program is the number-one personal and professional coaching system of all time with more than 30 million tapes being used to transform lives worldwide. RRI, known as The Anthony Robbins Companies, conducts training and coaching programs worldwide. Pursuant to a Content Provider Agreement and License ("Content Provider Agreement") effective as of April 23, 1999, among CYL, Robbins and RRI, the members of CYL contributed the exclusive right and license to use (subject to certain limitations) all goodwill attached to the Robbins name and likeness in connection with CYL's Internet business, the existing Internet activities and business of RRI, the exclusive license to use RRI trademarks, tradenames, goodwill attached thereto, and the right to use existing programs, recordings, videos, CD-ROMs, proprietary software packages, and seminars owned by RRI in CYL's Internet business. Also contributed were various URLs, an online self-help pilot program and a business plan. The terms of the Content Provider Agreement and License provide that CYL will share revenues with Robbins and RRI from the online sale of Robbins, RRI or CYL products. There are also additional amounts due for off-line sales of Robbins or RRI products.

    In connection with the transactions contemplated by the Exchange Agreement, the Board amended and restated the By-Laws of GHS (the "Restated By-Laws"). The Restated By-Laws currently require that the Board consist of eight members and that the three-person Board existing prior to May 27, 1999 continue to exist until such time as all actions are taken under applicable law to effect such provision. GHS is in the process of preparing an Information Statement to GHS stockholders in connection with the appointment of new nominees for director contemplated by the Restated By-Laws. With respect to such initial directors and at each subsequent election of directors and for so long as Robbins or any of his affiliates shall hold in the aggregate at least 10% of the outstanding shares of Common Stock or Common Stock equivalents, (i) Robbins or such affiliates shall have the right to nominate three persons as directors of GHS (the "Robbins Directors"), and (ii) a Nominating Committee consisting of the directors (other than the Robbins Directors and the Chief Executive Officer of GHS) and their respective successors shall have the right to nominate four persons as directors of GHS and (iii) the eighth director shall be the Chief Executive Officer of GHS. If any director is unable to serve or, once having commenced to serve, is removed or withdraws from the Board, the replacement of such director on the Board will be nominated in accordance with the above-described procedures. In addition, the Restated By-Laws provide that during the term of the Content Provider Agreement referred to above, Robbins will have the right to approve of the selection of the Chief Executive Officer of GHS by the Board, PROVIDED that said right will expire if the entire interest in GHS (or successor thereto) obtained by Robbins and RRI in connection with the Exchange Agreement is transferred to any other party on an involuntary basis, e.g., through bankruptcy proceedings or pursuant to a court order. Pursuant to a Stockholders Agreement, dated May 27, 1999, Robbins, RRI and Development Holdings have agreed to vote their shares in favor of the nominees for director appointed pursuant to the provisions of the Restated By-Laws.

    At September 15, 1999, after giving effect to

       - the issuance of the Series A Preferred Stock;

       - the issuance and conversion into Common Stock of the Series B Convertible Preferred Stock, par value $0.01 per share ("Series B Preferred Stock") (described below);

       - the issuance and conversion into Common Stock of the Series C Convertible Preferred Stock, par value $0.01 per share ("Series C Preferred Stock") (described below); and

       - the exercise of certain stock options of GHS;

GHS had outstanding 9,659,955 shares of Common Stock and 99,059.338 shares of Series A Preferred Stock, which are convertible into 30,708,395 shares of Common Stock and vote on an as converted basis with the Common Stock. As a result, on an as converted basis at September 15, 1999, Robbins and his affiliates owned approximately 57.1% of the voting power of GHS, Development Holdings owned approximately 19.0% and the holders of the Common Stock prior to the conversion of the Series B Preferred Stock and the Series C Preferred Stock owned approximately 18.1%.

ACQUISITION OF CONCEPT DEVELOPMENT, INC.

    On May 27, 1999, GHS acquired all of the outstanding capital stock of Concept Development pursuant to an Agreement and Plan of Reorganization dated as of May 27, 1999, among GHS, Concept Development, Concept Acquisition Corporation, a wholly-owned subsidiary of GHS, William Zanker ("Zanker") and Debbie Dworkin ("Dworkin") (the "Concept Development Acquisition"). Concept Development was formed in September 1996 to provide online general-interest continuing education courses. Concept Development did not conduct operations prior to its acquisition and had assets of $1,000. GHS paid $2.0 million in cash and issued an aggregate of 50,000 shares of a newly-designated Series C Preferred Stock to Dworkin, the sole stockholder of Concept Development (the "Dworkin Shares"), in exchange for all of the outstanding capital stock of Concept Development. Concurrently, GHS entered into a three-year employment agreement with Zanker (Dworkin's husband). The shares of Series C Preferred Stock issued in the Concept Development Acquisition automatically converted into 500,000 shares of Common Stock on September 9, 1999 (the first business day following the record date for the USN Spin-Off).

    On May 27, 1999, in connection with the Concept Development Acquisition, GHS entered into a Repurchase Agreement with Dworkin (the "Repurchase Agreement"), the sole stockholder of Concept Development prior to the Concept Development Acquisition. Pursuant to the Repurchase Agreement, GHS has the right to repurchase the Dworkin Shares (the "Repurchase Option") if Zanker, Dworkin's husband, ceases to be employed by GHS, unless due to a Termination Without Cause (as defined in the Employment Agreement dated as of May 27, 1999, between GHS and Zanker) or in connection with a change in control of GHS after the change in control described above. The number of Dworkin Shares subject to the Repurchase Option are reduced in equal quarterly increments commencing on August 31, 1999 and ending in the quarter ending May 31, 2002, ultimately to zero.

THE LEARNING ANNEX AGREEMENTS

    The Learning Annex has granted to GHS, pursuant to the Marketing and License Agreement, the exclusive right to use The Learning Annex's intellectual property online and to sell certain of The Learning Annex's merchandise online. The Marketing and License Agreement also provides for certain co-marketing and co-promotion activities. In exchange, GHS issued to The Learning Annex certain equity securities of GHS and is required to pay to The Learning Annex an annual license fee. GHS also obtained the option to acquire The Learning Annex pursuant to the Option Agreement (the "Option"). The Option is exercisable, on the terms and subject to the conditions in the Option Agreement, at any time from May 27, 1999 through May 27, 2004 at an exercise price based on a pre-negotiated price structure. GHS paid $75,000 on May 27, 1999 for the first year of the Option and is required to pay $125,000, $200,000, $500,000 and $750,000, respectively, to maintain the Option in each of the subsequent four years. "The Learning Annex" consists of Seligman Greer Communication Resources, Inc., a California corporation (d/b/a The Learning Annex of San Francisco), SGS Communication Resources, Inc., a California corporation (d/b/a The Learning Annex of Los Angeles), Seligman Greer Sandberg Enterprises, Inc., a California corporation (d/b/a The Learning Annex of San Diego), SGC Communication Resources LLC, a Delaware limited liability company (d/b/a The Learning Annex of New York), and Learning Annex Interactive LLC, a Delaware limited liability company.

PRIVATE PLACEMENT

    On May 27, 1999, GHS completed a private placement of 178,582 shares of a newly designated class of Series B Preferred Stock resulting in net proceeds of approximately $15.1 million to GHS. Each share of Series B Preferred Stock automatically converted into ten shares of Common Stock on September 9, 1999 (the first business day following the record date for the USN Spin-Off). GHS plans to use the proceeds from the private placement to finance ongoing operations and for general corporate purposes. GHS has agreed to file a registration statement under the Securities Act of 1933 (the "Securities Act") with respect to the resale of the shares of Common Stock issued upon conversion of the Series B Preferred Stock.

                             ACTIONS TO BE EFFECTED

AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION

    The Board, the Majority Common Holders and the Majority Stockholders have authorized an amendment to GHS's Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 25,000,000 to 100,000,000. There will be no change in the number of authorized shares of preferred stock. As a result of this amendment, sub-paragraph (a) of the fourth article of the Restated Certificate of Incorporation shall be amended to read as follows:

    "(a) The corporation shall be authorized to issue an aggregate of One Hundred and One Million (101,000,000) shares of capital stock, consisting of One Million (1,000,000) shares of preferred stock having a par value of one cent ($.01) per share (the "Preferred Stock") and One Hundred Million (100,000,000) shares of common stock having a par value of one cent ($.01) per share (the "Common Stock"). Subject to the provisions of this Certificate of Incorporation and except as otherwise provided by law, the stock of the corporation, regardless of class, may be issued for such consideration and for such corporate purposes as the Board of Directors may from time to time determine."

    As of September 15, 1999, there were 25,000,000 shares of Common Stock authorized for issuance and 9,659,955 shares issued and outstanding. GHS is or will be obligated to issue or has reserved a total of 35,808,395 shares of Common Stock for the following purposes:

    (a) 30,708,395 shares upon conversion of 99,059.338 shares of Series A Preferred Stock;

    (b) 600,000 shares under GHS's 1997 Stock Option Plan;

    (c) 2,287,500 shares under the 1999 Employee Stock Option Plan;

    (d) 385,000 shares under the 1999 Outside Directors Stock Option Plan;

    (e) 327,500 shares under the 1999 Consultants Stock Option Plan; and

    (f) 1,500,000 shares for issuance pursuant to other outstanding warrants and options to purchase shares of Common Stock.

Accordingly, without the amendment, GHS would not have enough authorized shares of Common Stock to satisfy its current and anticipated future obligations to issue such shares as set forth above and no shares would be available for future grant.

    The increase in the number of authorized shares of Common Stock is needed to
(a) enable GHS to meet its obligations as set forth above and (b) give the Board the necessary flexibility to issue shares of Common Stock and securities exercisable and convertible into Common Stock in connection with acquisitions, financings and stock option plans and for other general corporate purposes without the expense and delay incidental to obtaining additional stockholder approvals at the time of each such transaction (unless such approval is otherwise required for a particular issuance by applicable law or by the rules of any stock exchange on which GHS's securities may then be listed).

    The increase in the number of authorized shares of Common Stock will have no immediate dilutive effect on the proportionate voting power of present stockholders as holders of Common Stock and holders of the Series A Preferred Stock vote together as a single class, except with respect to issues that are required by applicable law to be submitted solely to the holders of a single class of capital stock. Current holders of 100% of the Common Stock will hold approximately 23.9% of the Common Stock after conversion of the Series A Preferred Stock into Common Stock. Accordingly, current holders of the Common Stock will experience significant dilution in their voting rights when voting as a single class as a result of such conversion. Further, future issuances of additional shares of Common Stock would also have a dilutive effect on the proportionate voting power, earnings per share and book value per share of all stockholders. Additional shares could be issued by the Board in a public or private sale of securities, merger or similar transaction, increasing the number of outstanding shares and thereby diluting the equity interest and voting power of current stockholders.

    This amendment is anticipated to take effect 20 days after this Information Statement is sent to the GHS stockholders upon the filing of a Certificate of Amendment to the Restated Certificate of Incorporation of GHS with the Secretary of State of the State of Delaware in substantially the form of Exhibit A hereto.

ADOPTION OF 1999 EMPLOYEE STOCK OPTION PLAN

    The Board and the Majority Stockholders have authorized the adoption of the GHS 1999 Employee Stock Option Plan.

    The purposes of the 1999 Employee Stock Option Plan are to enable GHS to provide additional incentives to GHS's and any subsidiaries' officers and employees (collectively, "employees"), to advance the interests of GHS and to enable GHS to attract qualified new employees in a competitive marketplace. Awards under the 1999 Employee Stock Option Plan will give optionees an opportunity to participate in an increase in the market value of the Common Stock. The Board believes that the 1999 Employee Stock Option Plan will provide incentives and flexibility for GHS in meeting competitive developments in the marketplace for retaining and attracting qualified employees.

    GHS believes that stock options are an important part of the compensation package offered to its employees and that through the grant of stock options its employees' interests are more closely aligned with those of its stockholders. At present, GHS does not have a commission or bonus program generally applicable to its employees, nor does GHS offer retirement benefits. GHS believes that granting stock options is an effective method for motivating and rewarding its employees and in attracting new employees. In general, GHS intends to grant employee stock options subject to minimum vesting periods, and employees would then be required to remain with GHS for a number of years to earn and receive the full benefit of a stock option grant.

    Set forth below is a summary of the material provisions of the 1999 Employee Stock Option Plan. This summary is qualified by reference to the full terms of the 1999 Employee Stock Option Plan, a copy of which is attached hereto as Exhibit B.

    ADMINISTRATION. The Board or a committee of the Board if so directed by the Board will administer the 1999 Employee Stock Option Plan (the "Employee Plan Administrator"). The Employee Plan Administrator will interpret the terms, and establish administrative regulations to further the purposes of the 1999 Employee Stock Option Plan, authorize awards to eligible participants, determine vesting schedules and take any other action necessary for the proper implementation and interpretation of the 1999 Employee Stock Option Plan. If the Board appoints a committee, then such committee shall consist of two or more non-employee directors within the meaning of Rule 16b-3 under the Exchange Act.

    PARTICIPATION. All officers and other full time employees of GHS and any of its subsidiaries will be eligible to participate in the 1999 Employee Stock Option Plan.

    SHARES AVAILABLE FOR AWARDS. Upon approval of the 1999 Employee Stock Option Plan, an aggregate of 2,287,500 shares of Common Stock will be reserved for issuance under the 1999 Employee Stock Option Plan, subject to adjustment for stock splits, stock dividends, recapitalizations and similar events occurring after the date of such approval. Such shares may consist in whole or in part of authorized and unissued shares or treasury shares. If an option expires unexercised or is forfeited or terminated, the shares of Common Stock previously subject to such option will be available for future options granted under the 1999 Employee Stock Option Plan.

    AWARDS. The 1999 Employee Stock Option Plan will permit grants of incentive stock options ("ISOs") and non-qualified stock options ("NSO"). ISOs are intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Only employees who are common-law employees of GHS or its subsidiaries may be eligible for the grant of ISOs. In addition, an employee who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of GHS or its subsidiaries shall not be eligible for the grant of an ISO, unless the requirements set forth in Section 422(c)(5) of the Code are satisfied.

    The exercise price per share of an option will be established by the Employee Plan Administrator in its discretion, but, in the case of an ISO, may not be less than the fair market value (or not less than 110% under the requirements of Section 422(c)(5) of the Code) of a share of Common Stock as of the date of grant. NSOs may have a specified exercise price that is fixed or varies in accordance with a predetermined formula while the NSO is outstanding, provided that the exercise price per share shall not be less than the par value per share of the Common Stock. No individual shall receive options to purchase Common Stock during any fiscal year covering in excess of 500,000 shares of Common Stock; provided, however, a newly hired individual may receive options to purchase up to 1,300,000 shares of Common Stock during the portion of the fiscal year remaining after his or her date of hire. To the extent provided by the Employee Plan Administrator in the stock option agreement, the holder of an option can choose to pay the exercise price of the option in cash, surrender of previously owned capital stock of GHS, certain broker assisted sales of Common Stock, promissory note or by any other legal consideration deemed appropriate by the Employee Plan Administrator. At the Employee Plan Administrator's discretion, new options may be granted automatically to an optionee when he or she exercises the prior options.

    Options may be exercisable (subject to such restrictions and vesting provisions as the Employee Plan Administrator may determine on the date of grant in its discretion), in part from time to time or in whole at any time after a portion becomes fully vested, for a period not to exceed ten years from the date of grant, in the case of an ISO (or five years under the requirements of Section 422(c)(5) of the Code). The exercise of an option may be accelerated in the event of the optionee's death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the optionee's service with or without cause. Such period will be established by the Employee Plan Administrator in its discretion on the date of grant. Options will not be transferable except upon death (in which case they may be exercised by the decedent's executor or other legal representative).

    ACCELERATION OF OPTIONS ON CHANGE IN CONTROL. If a Change in Control (as defined in the 1999 Employee Stock Option Plan) occurs with respect to the Company, then simultaneously with the date of consummation of such Change of Control, (A) if an optionee has continuously been a Key Employee (as defined in the 1999 Employee Stock Option Plan) of the Company during the Requisite Service Period (as defined below), the number of shares that vest and become exercisable with respect to an option shall accelerate as to the lesser of (i) 25% of the shares originally covered by the option or (ii) the remaining unvested shares covered by the option and (B) unless accelerated pursuant to clause (A) above, the remaining unvested options, if any, shall continue to vest as set forth in the option agreement. "Requisite Service Period" means the one-year period ending the date immediately preceding the date that a Change in Control is consummated.

    ESTIMATES OF BENEFITS. The amount of benefit to be received under the 1999 Employee Stock Option Plan is not currently determinable.

    STOCKHOLDER RIGHTS. An optionee shall have no dividend rights, voting rights or any other rights as a stockholder with respect to any Common Stock covered by an option prior to the issuance of a stock certificate for such Common Stock.

    AMENDMENT AND TERMINATION. The Board may, at any time and for any reason, amend or terminate the 1999 Employee Stock Option Plan. An amendment of the 1999 Employee Stock Option Plan shall be subject to the approval of GHS's stockholders only to the extent required by applicable laws, regulations or rules. The 1999 Employee Stock Option Plan will terminate by its terms ten years after its adoption. Following termination of the 1999 Employee Stock Option Plan, options may no longer be granted. Termination of the 1999 Employee Stock Option Plan will not affect options then outstanding under the 1999 Employee Stock Option Plan.

    MARKET STAND-OFF. GHS may establish one or more periods of 90-180 days during which options and shares acquired pursuant to an option may not be sold, and neither may the holder of such GHS securities contract to sell or otherwise dispose of such securities, if the Board determines in its sole discretion that such a market stand-off is reasonably necessary to effectuate a business transaction or a registration of GHS securities.

    FEDERAL INCOME TAX CONSEQUENCES. GHS believes that under present law, the following are the federal income tax consequences that arise with respect to options granted under the 1999 Employee Stock Option Plan.

    NON-QUALIFIED STOCK OPTIONS.

    The grant of an NSO will create no tax consequences for the optionee, and GHS obtains no deduction. Upon the exercise of an NSO, the amount by which the fair market value of the shares on the date of exercise exceeds the exercise price will be taxed to the optionee as ordinary income. GHS will be entitled to a deduction in the same amount. In general, the optionee's tax basis in the shares acquired by exercising an NSO is equal to the fair market value of such shares on the date of exercise. Upon a subsequent disposition of such shares, the optionee generally will realize capital gain or loss (long-term or short-term, depending on whether the shares were held for more than twelve months before the sale) in an amount equal to the difference between the optionee's basis in the shares and the sale price. If the shares were held more than twelve months, the maximum long-term capital gains rate is currently 20%.

    If the optionee pays the exercise price upon the exercise of NSOs with previously acquired shares of stock, the transaction is separated into two components. First, the exchange by the optionee of the shares of stock generally is treated as a tax-free exchange with respect to receipt by the optionee of the same number of shares of stock paid by the optionee in the exchange. With respect to such number of shares of stock, the optionee's basis in such shares will be the same as the optionee's basis in the shares of stock paid by the optionee in the exchange, and the capital gain holding period runs without interruption from the date on which the previously held shares were acquired. Second, the optionee will be taxed as ordinary income on the amount of the difference between the fair market value of the additional shares of stock received and the amount of any cash the optionee pays in the exercise transaction. The optionee's basis in the additional shares of common stock will be equal to the fair market value of such shares on the date the shares are issued, and the capital gain holding period also commences on such date.

    INCENTIVE STOCK OPTIONS

    The grant of an ISO will create no tax consequences for a participant or GHS. An optionee generally will have no taxable income upon exercising an ISO within the time period set forth in such participant's option agreement (except that the alternative minimum tax may apply), and GHS will receive no deduction when an ISO is exercised provided that the optionee is still employed by GHS (or the optionee terminated employment no more than three months before the exercise date). Additional exceptions to this exercise timing requirement apply upon death or disability of the optionee. A sale of the shares received upon the exercise of an ISO that occurs both more than one year after the exercise of the ISO and more than two years after the grant of the ISO will result in the realization of long-term capital gain or loss in the amount of the difference between the amount realized on the sale and the exercise price for such shares (the applicable maximum long-term capital gains rate is currently 20%). Generally, upon a sale or disposition of the shares prior to the foregoing holding requirements (referred to as a disqualifying disposition), the optionee will recognize ordinary income, and GHS will receive a corresponding deduction equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (ii) the excess of the amount realized on the disposition over the exercise price for such shares. Any additional gain would be treated as a capital gain.

    The favorable tax treatment associated with ISOs is available to the optionee only to the extent that the value of the shares (determined at the time of grant) covered by the ISOs that are first exercisable in any single calendar year does not exceed $100,000. If ISOs that cover an aggregate amount of shares in excess of $100,000 become exercisable in the same calendar year, the excess will be treated as a NSO.

    If the optionee pays the exercise price upon the exercise of ISOs with previously acquired shares of stock, just as in the NSO context, such a surrender transaction generally is treated as a tax-free exchange of the old shares for the same number of new shares. With respect to such number of new shares of stock, the optionee's basis in such new shares is the same as the optionee's basis in the old shares, and the capital gain holding period runs without interruption from the date when the old shares were acquired. However, the holding period will not be credited for purposes of the one-year holding period described above in order for the new shares to receive ISO treatment. New shares received in excess of the old shares surrendered will have a new holding period, and have a basis of zero or, if any cash was paid as part of the exercise price, the excess new shares will have a basis equal to the amount of the cash.

    A special rule applies if an optionee pays all or part of the exercise price of an ISO by surrendering shares of stock that he or she previously acquired by exercising any other ISO. If the optionee has not held the old shares for the full duration of the applicable holding periods described above before surrendering them, then the surrender of such shares to exercise the new ISO will be treated as a disqualifying disposition of the old shares. As described above, the result of a disqualifying disposition is the loss of favorable tax consequences with respect to the acquisition of the old shares pursuant to the previously exercised ISO.

    WITHHOLDING TAXES. GHS will not be obligated to issue any shares under the 1999 Employee Stock Option Plan until an optionee makes arrangements satisfactory to GHS to pay any withholding or other taxes that may be due as a result of the exercise of an option.

    The adoption of the 1999 Employee Stock Option Plan will take effect without any further action 20 days after this Information Statement is sent to the GHS stockholders.

ADOPTION OF 1999 OUTSIDE DIRECTORS STOCK OPTION PLAN

    The Board and the Majority Stockholders have authorized the adoption of the GHS 1999 Outside Directors Stock Option Plan.

    The purposes of the 1999 Outside Directors Stock Option Plan are to enable GHS to provide additional incentives to the members of GHS's Board who are not common-law-employees of GHS or any subsidiary ("Outside Directors"), to advance the interests of GHS and to enable GHS to attract qualified new Outside Directors in a competitive marketplace. Awards under the 1999 Outside Directors Stock Option Plan will give optionees an opportunity to participate in an increase in the market value of the Common Stock. The Board believes that the 1999 Outside Directors Stock Option Plan will provide incentives and flexibility for GHS in meeting competitive developments in the marketplace for retaining and attracting qualified Outside Directors.

    GHS believes that stock options are an important part of the compensation package offered to its Outside Directors. GHS believes that through the grant of stock options its Outside Directors' interests are more closely aligned with those of its stockholders. At present, GHS does not have a compensation program generally applicable to its Outside Directors. GHS believes that granting stock options is an effective method for motivating and rewarding its Outside Directors and in attracting new Outside Directors. In general, GHS intends to grant options subject to minimum vesting periods, and Outside Directors would then be required to remain on the Board for a number of years to earn and receive the full benefit of a stock option grant.

    Set forth below is a summary of the material provisions of the 1999 Outside Directors Stock Option Plan. This summary is qualified by reference to the full terms of the 1999 Outside Directors Stock Option Plan, a copy of which is attached hereto as Exhibit C.

    ADMINISTRATION. The 1999 Outside Directors Stock Option Plan will be administered by the Board.

    PARTICIPATION. Only Outside Directors of GHS and any of its subsidiaries who are selected by the Board will be eligible to participate in the 1999 Outside Directors Stock Option Plan.

    SHARES AVAILABLE FOR AWARDS. Upon approval of the 1999 Outside Directors Stock Option Plan, an aggregate of 385,000 shares of Common Stock will be reserved for issuance under the 1999 Outside Directors Stock Option Plan, subject to adjustment for stock splits, stock dividends, recapitalizations and similar events occurring after the date of such approval. Such shares may consist in whole or in part of authorized and unissued shares or treasury shares. If an option expires unexercised or is forfeited or terminated, the shares of Common Stock previously subject to such option will be available for future options granted under the 1999 Outside Directors Stock Option Plan.

    AWARDS. The exercise price per share of an option will be established by the Board in its discretion. The exercise price per share of an option may be fixed or vary in accordance with a predetermined formula while the option is outstanding, provided that the exercise price per share shall not be less than the par value of the Common Stock. To the extent provided by the Board in the stock option agreement, the holder of an option can choose to pay the exercise price of the option in cash, surrender of previously owned stock, certain broker assisted sales of Common Stock, promissory note or by any other legal consideration deemed appropriate by the Board.

    Options may be exercisable (subject to such restrictions and vesting provisions as the Board may determine on the date of grant in its discretion), in part from time to time or in whole at any time after a portion becomes fully vested, for a period not to exceed ten years from the date of grant. The exercise of an option may be accelerated in the event of the optionee's death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the optionee's service with or without cause. Such period will be established by the

Board in its discretion on the date of grant. Options will not be transferable except upon death (in which case they may be exercised by the decedent's executor or other legal representative).

    ESTIMATES OF BENEFITS. The amount of benefit to be received under the 1999 Outside Directors Stock Option Plan is not currently determinable.

    STOCKHOLDER RIGHTS. An optionee shall have no dividend rights, voting rights or any other rights as a stockholder with respect to any Common Stock covered by an option prior to the issuance of a stock certificate for such Common Stock.

    AMENDMENT AND TERMINATION. The Board may, at any time and for any reason, amend or terminate the 1999 Outside Directors Stock Option Plan. An amendment of the 1999 Outside Directors Stock Option Plan shall be subject to the approval of GHS's stockholders only to the extent required by applicable laws, regulations or rules. The 1999 Outside Directors Stock Option Plan will terminate by its terms ten years after its adoption. Following termination of the 1999 Outside Directors Stock Option Plan, options may no longer be granted, but such termination will not affect the options then outstanding under the 1999 Outside Directors Stock Option Plan.

    MARKET STAND-OFF. GHS may establish one or more periods of 90-180 days during which options and shares acquired pursuant to an option may not be sold, transferred or otherwise disposed of, and neither may the holder of such GHS securities contract to sell, transfer or otherwise dispose of such securities, if the Board determines in its sole discretion that such a market stand-off is reasonably necessary to effectuate a business transaction or a registration of GHS securities.

    FEDERAL INCOME TAX CONSEQUENCES. GHS believes that under present law, the following are the federal income tax consequences arising with respect to options granted under the 1999 Outside Directors Stock Option Plan. The options granted under the 1999 Outside Directors Stock Option Plan would be NSOs. The grant of a NSO will create no tax consequences for the optionee, and GHS obtains no deduction. Upon the exercise of a NSO, the amount by which the fair market value of the shares on the date of exercise exceeds the exercise price will be taxed to the optionee as ordinary income. GHS will be entitled to a deduction in the same amount. In general, the optionee's tax basis in the shares acquired by exercising a NSO is equal to the fair market value of such shares on the date of exercise. Upon a subsequent disposition of any such shares, the optionee generally will realize capital gain or loss (long-term or short-term, depending on whether the shares were held for more than twelve months before the sale) in an amount equal to the difference between the optionee's basis in the shares and the sale price. If the shares were held more than twelve months, the maximum long-term capital gains rate is currently 20%.

    If the optionee pays the exercise price upon the exercise of NSOs with previously acquired shares of stock, the transaction is separated into two components. First, the exchange by the optionee of the shares of stock generally is treated as a tax-free exchange with respect to receipt by the optionee of the same number of shares of stock paid by the optionee in the exchange. With respect to such number of shares of stock, the optionee's basis in such shares will be the same as the optionee's basis in the shares of stock paid by the optionee in the exchange, and the capital gain holding period runs without interruption from the date on which the previously held shares were acquired. Second, the optionee will be taxed as ordinary income on the amount of the difference between the fair market value of the additional shares of stock received and the amount of any cash the optionee pays in the exercise transaction. The optionee's basis in the additional shares of common stock will be equal to the fair market value of such shares on the date the shares are issued, and the capital gain holding period also commences on such date.

    The adoption of the 1999 Outside Directors Stock Option Plan will take effect without any further action 20 days after this Information Statement is sent to the GHS stockholders.

ADOPTION OF 1999 CONSULTANTS STOCK OPTION PLAN

    The Board and the Majority Stockholders have authorized the adoption of the GHS 1999 Consultants Stock Option Plan.

    The purposes of the 1999 Consultants Stock Option Plan are to enable GHS to provide additional incentives to consultants and other bona fide service providers who are not common-law-employees of GHS or any subsidiary ("Consultants") and to advance the interests of GHS. Awards under the 1999 Consultants Stock Option Plan will give optionees an opportunity to participate in an increase in the market value of the Common Stock. The Board believes that the 1999 Consultants Stock Option Plan will provide incentives and flexibility for GHS in meeting competitive developments in the marketplace for retaining and attracting qualified Consultants.

    GHS believes that stock options are an important part of the compensation offered to its Consultants. GHS believes that through the grant of stock options its Consultants' interests are more closely aligned with those of its stockholders. GHS believes that granting stock options is an effective method for motivating and rewarding its Consultants and in attracting new Consultants.

    Set forth below is a summary of the material provisions of the 1999 Consultants Stock Option Plan. This summary is qualified by reference to the full terms of the 1999 Consultants Stock Option Plan, a copy of which is attached hereto as Exhibit D.

    ADMINISTRATION. The Board or a committee of the Board if so directed by the Board will administer the 1999 Consultants Stock Option Plan (the "Consultants Plan Administrator"). The Consultants Plan Administrator will interpret the terms, and establish administrative regulations to further the purposes of the 1999 Consultants Stock Option Plan, authorize awards to eligible participants, determine vesting schedules and take any other action necessary for the proper implementation and interpretation of the 1999 Consultants Stock Option Plan. If the Board appoints a committee then, such committee shall consist of two or more non-employee directors within the meaning of Rule 16b-3 under the Exchange Act.

    PARTICIPATION. Only Consultants of GHS and any of its subsidiaries who are selected by the Consultants Plan Administrator will be eligible to participate in the 1999 Consultants Stock Option Plan.

    SHARES AVAILABLE FOR AWARDS. Upon approval of the 1999 Consultants Stock Option Plan, an aggregate of 327,500 shares of Common Stock will be reserved for issuance under the 1999 Consultants Stock Option Plan, subject to adjustment for stock splits, stock dividends, recapitalizations and similar events occurring after the date of such approval. Such shares may consist in whole or in part of authorized and unissued shares or treasury shares. If an option expires unexercised or is forfeited or terminated, the shares of Common Stock previously subject to such option will be available for future options granted under the 1999 Consultants Stock Option Plan.

    AWARDS. The exercise price per share of an option will be established by the Consultants Plan Administrator in its discretion. The exercise price per share of an option may be fixed or vary in accordance with a predetermined formula while the option is outstanding, provided that the exercise price per share shall not be less than the par value of the Common Stock. To the extent provided by the Consultants Plan Administrator in the stock option agreement, the holder of an option can choose to pay the exercise price of the option in cash, surrender of previously owned stock, certain broker assisted sales of Common Stock, promissory note or by any other legal consideration deemed appropriate by the Consultants Plan Administrator.

    Options may be exercisable (subject to such restrictions and vesting provisions as the Consultants Plan Administrator may determine on the date of grant in its discretion), in part from time to time or in whole at any time after a portion becomes fully vested, for a period not to exceed ten years from the date of grant. The exercise of an option may be accelerated in the event of the optionee's death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the optionee's service with or without cause. Such period will be established by the Consultants Plan Administrator in its discretion on the date of grant. Options will not be transferable except upon death (in which case they may be exercised by the decedent's executor or other legal representative).

    ESTIMATES OF BENEFITS. The amount of benefit to be received under the 1999 Consultants Stock Option Plan is not currently determinable.

    STOCKHOLDER RIGHTS. An optionee shall have no dividend rights, voting rights or any other rights as a stockholder with respect to any Common Stock covered by an option prior to the issuance of a stock certificate for such Common Stock.

    AMENDMENT AND TERMINATION. The Board may, at any time and for any reason, amend or terminate the 1999 Outside Directors Stock Option Plan. An amendment of the 1999 Consultants Stock Option Plan shall be subject to the approval of GHS's stockholders only to the extent required by applicable laws, regulations or rules. The 1999 Consultants Stock Option Plan will terminate by its terms ten years after its adoption. Following termination of the 1999 Consultants Stock Option Plan, options may no longer be granted, but such termination will not affect the options then outstanding under the 1999 Consultants Stock Option Plan.

    MARKET STAND-OFF. GHS may establish one or more periods of 90-180 days during which options and shares acquired pursuant to an option may not be sold, transferred or otherwise disposed of, and neither may the holder of such GHS securities contract to sell, transfer or otherwise dispose of such securities, if the Board determines in its sole discretion that such a market stand-off is reasonably necessary to effectuate a business transaction or a registration of GHS securities.

    FEDERAL INCOME TAX CONSEQUENCES. GHS believes that under present law, the following are the federal income tax consequences arising with respect to options granted under the 1999 Consultants Stock Option Plan. The options granted under the 1999 Consultants Stock Option Plan would be NSOs. The grant of a NSO will create no tax consequences for the optionee, and GHS obtains no deduction. Upon the exercise of a NSO, the amount by which the fair market value of the shares on the date of exercise exceeds the exercise price will be taxed to the optionee as ordinary income. GHS will be entitled to a deduction in the same amount. In general, the optionee's tax basis in the shares acquired by exercising a NSO is equal to the fair market value of such shares on the date of exercise. Upon a subsequent disposition of any such shares, the optionee generally will realize capital gain or loss (long-term or short-term, depending on whether the shares were held for more than twelve months before the sale) in an amount equal to the difference between the optionee's basis in the shares and the sale price. If the shares were held more than twelve months, the maximum long-term capital gains rate is currently 20%.

    If the optionee pays the exercise price upon the exercise of NSOs with previously acquired shares of stock, the transaction is separated into two components. First, the exchange by the optionee of the shares of stock generally is treated as a tax-free exchange with respect to receipt by the optionee of the same number of shares of stock paid by the optionee in the exchange. With respect to such number of shares of stock, the optionee's basis in such shares will be the same as the optionee's basis in the shares of stock paid by the optionee in the exchange, and the capital gain holding period runs without interruption from the date on which the previously held shares were acquired. Second, the optionee will be taxed as ordinary income on the amount of the difference between the fair market value of the additional shares of stock received and the amount of any cash the optionee pays in the exercise transaction. The optionee's basis in the additional shares of common stock will be equal to the fair market value of such shares on the date the shares are issued, and the capital gain holding period also commences on such date.

    The adoption of the 1999 Consultants Stock Option Plan will take effect without any further action 20 days after this Information Statement is sent to the GHS stockholders.

                    REQUISITE STOCKHOLDER APPROVAL OBTAINED

    As of September 8, 1999, GHS had issued and outstanding 7,316,685 shares of Common Stock. As of September 8, 1999, GHS had issued and outstanding 333,386.338 shares of Series A, B and C Preferred Stock that were convertible into a total of 33,051,665 shares of Common Stock. The holders of Series A, B and C Preferred Stock vote together as a single class with the holders of the Common Stock on an as converted basis.

    Section 242(b)(2) of the Delaware General Corporation Law provides that an amendment to a certificate of incorporation to increase the number of shares of authorized stock of any class requires the approval of a majority of such class. Thus, the approval of holders representing a majority of outstanding Common Stock is required to approve the amendment to the GHS Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock.

    By Written Consent in Lieu of a Meeting dated as of September 8, 1999, holders representing 3,998,246 shares of Common Stock, 54.6% of the shares of Common Stock, approved the amendment to the Restated Certificate of Incorporation to increase the authorized shares of Common Stock of GHS. By Written Consent in Lieu of a Meeting dated as of September 8, 1999, holders representing 23,031,296 shares of capital stock, 57.1% of the shares of Common Stock and shares of Series A, B and C Preferred Stock voting as a single class, approved the amendment to the Restated Certificate of Incorporation to increase the authorized shares of Common Stock of GHS and the adoption of the 1999 Employee Stock Option Plan, the 1999 Outside Directors Stock Option Plan and the 1999 Consultants Stock Option Plan. Such actions by written consent are sufficient to satisfy the applicable requirements of Delaware law that GHS obtain the approval of its stockholders for such actions. Accordingly, the stockholders will not be asked to take further action on such actions at any future meeting.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

    The following table sets forth, as of September 15, 1999, certain information concerning beneficial ownership of GHS's voting securities (consisting of Common Stock, which is entitled to vote as a class to increase the authorized shares of such class, and the Common Stock together with the Series A Preferred Stock, which votes together as a class with the Common Stock) by (i) each person known to GHS to beneficially own 5% or more of GHS's outstanding voting securities, (ii) all executive officers and directors of GHS naming them, and (iii) all executive officers and directors of GHS as a group, without naming them.

                                                                   NUMBER OF
                                                    NUMBER OF      SHARES OF
                                                    SHARES OF       VOTING       PERCENT OF      PERCENT OF
                                                   COMMON STOCK      STOCK      COMMON STOCK    VOTING STOCK
              NAME AND ADDRESS OF                  BENEFICIALLY   BENEFICIALLY  BENEFICIALLY    BENEFICIALLY
              BENEFICIAL OWNER(1)                   OWNED (2)      OWNED (3)      OWNED (4)       OWNED (5)
------------------------------------------------  --------------  -----------  ---------------  -------------
Anthony J. Robbins..............................             0    23,031,296(6)           0%          57.1%
  9191 Towne Center Drive
  Suite 600
  San Diego, CA 92122
CYL Development Holdings, LLC...................             0     7,677,099(7)           0%          19.0%
  330 South Street
  P.O. Box 1975
  Morristown, NJ 07962-1975
Stanley S. Shuman...............................     2,883,000(8)  2,883,000(8)        29.4%           7.1%
  711 Fifth Avenue
  New York, NY 10022
Allen & Company Incorporated....................     2,022,000(9)  2,022,000(9)        20.7%           5.0%
  711 Fifth Avenue
  New York, NY 10022
Alan Gold.......................................       633,400(10)    633,400(10)         6.6%         1.6%
  Chief Executive Officer and Director
Beth Polish.....................................       300,000(11)    300,000(11)         3.0%        *
  President and Chief Operating Officer
Charles H. Merriman, III........................       105,672(12)    105,672(12)         1.1%        *
  Director
William F. Leimkuhler...........................       100,000(13)    100,000(13)         1.0%        *
  Director
Philicia G. Levinson............................             0             0             0%              0%
  Senior Vice President, Secretary and Treasurer
All Directors and Executive Officers as a group
  (five persons)................................     1,139,072(10)  1,139,072(10)        11.2%         2.8%
                                                      (11)(12)(13)   (11)(12)(13)

------------------------

*   less than 1%

(1) Unless otherwise indicated, all shares are beneficially owned and sole voting and investment power is held by the person named above. Each holder has an address c/o GHS, Inc., 65 Broadway, 7(th) Floor, New York, NY 10006, unless otherwise noted.

(2) For the purposes of this column holders of Series A Preferred Stock are not deemed to be the beneficial owners of the shares of Common Stock into which such preferred stock is convertible. On September 9, 1999, the Series B Preferred Stock and the Series C Preferred Stock automatically converted into an aggregate of 2,343,270 shares of Common Stock. Generally, a person is deemed to be the beneficial owner of securities that can be acquired within 60 days from the date set forth above through the exercise of any option, warrant or right. Shares of Common Stock subject to options, warrants or rights that are currently exercisable or exercisable within 60 days are deemed outstanding for purposes of computing the percentage ownership of the person holding such options, warrants or rights, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

(3) Represents shares of Common Stock and shares of Series A Preferred Stock assuming the conversion into Common Stock of all shares of Series A Preferred Stock. Each share of Series A Preferred Stock will automatically convert into Common Stock one day after GHS's Restated Certificate of Incorporation is amended to increase the authorized shares required to permit conversion. Prior to such conversion, the holders of the Series A Preferred Stock vote on an as-converted basis together with the holders of the Common Stock. For the purposes of this column holders of Series A Preferred Stock are deemed to be beneficial owners of the Common Stock into which their shares are convertible.

(4) Based on a total of 9,659,955 shares of Common Stock outstanding as of the date set forth above. For the purposes of this column holders of Series A Preferred Stock are not deemed to be the beneficial owners of the shares of Common Stock into which such preferred stock is convertible.

(5) Based on a total of 40,368,350 shares of Common Stock, including 9,659,955 shares of Common Stock outstanding as of the date set forth above and 30,708,395 shares of Common Stock from the conversion of all outstanding shares of Series A Preferred Stock.

(6) Based on a Schedule 13D filed by Robbins and RRI. The shares of Common Stock reported hereby are issuable upon the conversion of shares of GHS's Series A Preferred Stock held by Robbins and RRI and received by them in the CYL Transaction. See "GHS--Acquisition of Change Your Life.com, LLC and Related Transactions." Of the number of shares of Common Stock reported in the table, RRI is the direct holder of 6,909,389 shares. In his capacity as Chairman and sole equity owner of RRI, Robbins shares voting and dispositive power with respect to the securities beneficially owned by RRI and may be deemed to be the beneficial owner of such securities.

(7) Based on a Schedule 13D filed by CYL Development Holdings, LLC, a New Jersey limited liability company ("Development Holdings"), Kurt T. Borowsky and David J. Roy. The shares of Common Stock reported hereby are issuable upon the conversion of shares of Series A Preferred Stock held by Development Holdings and received by it in the CYL Transaction. See "GHS--Acquisition of Change Your Life.com, LLC and Related Transactions." In their capacities as managers of Development Holdings, Messrs. Borowsky and Roy together irrevocably possess the sole power to vote and dispose of the Common Stock owned by Development Holdings, and may be deemed to be the beneficial owner of such securities. Persons indirectly owning pecuniary interest in the shares held by Development Holdings include Raymond G. Chambers and members of his family, who by reason of such indirect pecuniary interests may be deemed to have an indirect pecuniary interest in more than 5% of the shares of Common Stock of GHS but they disclaim beneficial ownership of such shares for purposes of Rule 13d-3 under the Securities Exchange Act of 1934.

(8) Includes (i) 1,902,000 shares of Common Stock held by Allen & Company Incorporated ("Allen & Company"), (ii) 120,000 shares of Common Stock issuable upon exercise of warrants held by Allen & Company and (iii) 20,000 shares of Common Stock issuable upon exercise of warrants beneficially owned by Mr. Shuman. Mr. Shuman, who is a Managing Director of Allen & Company, disclaims beneficial ownership of the shares and warrants referred to in clauses (i) and (ii) above, except to the extent of his pecuniary interest therein. Allen & Company disclaims beneficial ownership of the warrants referred to in clause (iii) above.

(9) Includes 120,000 shares of Common Stock issuable upon exercise of warrants beneficially owned by Allen & Company. Does not include 80,000 shares of Common Stock issuable upon exercise of warrants owned of record by Allen & Company in which certain officers and directors of Allen & Company possess a beneficial interest to which Allen & Company disclaims beneficial ownership.

(10) Includes 420,500 shares held jointly by Mr. Gold and his wife, Ms. Susan Greenwald Gold, as joint tenants with right of survivorship and 69,420 shares of Common Stock held by Ms. Greenwald Gold individually as to which Mr. Gold may also be deemed to be the beneficial owner.

(11) Represents 300,000 shares of Common Stock issuable upon the exercise of presently exercisable options.

(12) Includes 75,000 shares of Common Stock issuable upon the exercise of presently exercisable options held by Mr. Merriman.

(13) Represents 100,000 shares of Common Stock issuable upon the exercise of presently exercisable options held by Mr. Leimkuhler.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

    The following table sets forth all compensation awarded to, earned by or paid to each of GHS's executive officers for GHS's fiscal periods as specified below. No other executive officers of GHS earned over $100,000 during such periods.

                           SUMMARY COMPENSATION TABLE

NAME AND                                                               ANNUAL COMPENSATION   LONG TERM COMPENSATION
PRINCIPAL POSITION                                            YEAR          SALARY($)             OPTIONS/SARS
----------------------------------------------------------  ---------  --------------------  -----------------------
Alan Gold,                                                       1998       $  207,500                 --
  President, CEO and Director (1)                                1997       $  115,000                 100,000
                                                                 1996       $  150,000                 --

------------------------

(1) Mr. Gold served as President of GHS until May 27, 1999.

EMPLOYMENT AND OPTION AGREEMENTS

    In connection with the USN Spin-Off, USN assumed the obligations under the employment agreement between Mr. Gold and GHS. Mr. Gold's annual compensation will be set by USN's Board of Directors.

    In May 1999, GHS entered into a three-year employment agreement with William Zanker pursuant to which Mr. Zanker will be responsible for such executive responsibilities as shall be assigned to him by GHS's Chief Operating Officer. Pursuant to the agreement, Mr. Zanker will receive an annual base salary of $200,000, subject to increase at the discretion of the Board. If Mr. Zanker's employment is terminated without cause, he is entitled to severance compensation in an amount equal to the employee's base salary for the remainder of the employment term. The agreement also contains confidentiality and non-competition provisions prohibiting the employee from competing against GHS and disclosing trade secrets and other proprietary information.

    The Board has authorized the issuance of options to Beth Polish, the President and Chief Operating Officer of GHS. Subject to final documentation, the options granted to Ms. Polish include (i) 300,000 options at an exercise price of $4.50 per share, all of which are currently vested, (ii) 225,000 options at an exercise price of $9.00 per share, all of which vest on May 27, 2000, (iii) 225,000 options at an exercise price of $9.00 per share, all of which vest on May 27, 2001, (iv) 250,000 options at an exercise price of $10.00 per share, of which 20,833.33 vest on June 27, 2001 and 20,833.33 vest each month thereafter for eleven consecutive months, and (v) 300,000 options at an exercise price of $12.00 per share, of which 25,000 vest on June 27, 2002 and 25,000 vest each month thereafter for eleven successive months. The fully vested options to purchase 300,000 shares of Common Stock are not anticipated to be granted under GHS's current or proposed stock option plans. Compensation expense related to these options was $3,982,000 during the period April 21, 1999 (inception) through June 30, 1999. An additional $6,137,000 in compensation expense will be recognized over the remaining vesting period of these options.

STOCK OPTION PLANS

1997 STOCK OPTION PLAN

    Effective October 23, 1997, GHS adopted a 1997 Stock Option Plan (the "1997 Plan") for officers, directors, consultants and other key personnel of GHS. This plan replaced the 1986 Stock Option Plan which had expired. As of July 26, 1999, no options remained outstanding from the 1986 Stock Option Plan. The 1997 Plan authorizes the granting of incentive stock options and non-qualified stock options to purchase up to 750,000 shares of Common Stock at a price not less than 100% (110% in the case of

ISO's granted a person who owns stock possessing more than 10% of the voting power of GHS) of the fair market value of the common stock on the date of grant and provided that no portion of the option may be exercised beyond ten years from that date (five years in the case of ISO's granted to 10% stockholder). During 1998, no options were granted and at September 15, 1999, 175,000 options were outstanding under the 1997 Plan and 425,000 options were available for grants.

1999 EMPLOYEE STOCK OPTION PLAN

    See "Actions to be Effected--Adoption of 1999 Employee Stock Option Plan."

1999 OUTSIDE DIRECTORS STOCK OPTION PLAN

    See "Actions to be Effected--Adoption of 1999 Outside Directors Stock Option Plan."

1999 CONSULTANTS STOCK OPTION PLAN

    See "Actions to be Effected--Adoption of 1999 Consultants Stock Option
Plan."

OPTION VALUES

    The following table sets forth, as of December 31, 1998, the number of options and the value of unexercised options held by Alan Gold.

                                                                                             VALUE OF UNEXERCISED
                                                                                             IN-THE-MONEY OPTIONS
                                                                                             AT DECEMBER 31, 1998
                                                              NUMBER OF UNEXERCISED OPTIONS          ($)
                                                                AT DECEMBER 31, 1998 (#)         EXERCISABLE/
NAME                                                            EXERCISABLE/UNEXERCISABLE       UNEXERCISABLE
------------------------------------------------------------  -----------------------------  --------------------
Alan Gold...................................................             149,000/0            $  391,870/0(1)(2)

------------------------

(1) Based on average of closing bid and asked prices ($2.63) of Common Stock on December 31, 1998.

(2) On May 20, 1999, GHS repriced the exercise price of Mr. Gold's options from $1.00 to $0.75 per share. Mr. Gold exercised, on a cashless basis, options to purchase 149,000 shares on June 25, 1999, resulting in the issuance of 141,052 shares of Common Stock. Based on the average closing bid and asked prices of the Common Stock on June 25, 1999 ($14.0625) the total value of the 141,052 shares were approximately $1,983,544.

            INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

    The number of authorized shares of Common Stock is being increased in part to allow for the conversion of the outstanding shares of Series A Preferred Stock.

    The 1999 Employee Stock Option Plan, the 1999 Outside Directors Stock Option Plan and the 1999 Consultants Stock Option Plan are being adopted in part to enable GHS to provide additional incentives to GHS's directors, officers, employees, consultants and other bona fide service providers, to advance the interests of GHS and to enable GHS to attract qualified personnel in a competitive marketplace. Awards under the plans will give optionees an opportunity to participate in an increase in the market value of the Common Stock. The Board believes that the plans will provide incentives and flexibility for GHS in meeting competitive developments in the marketplace for retaining and attracting qualified personnel.

          MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
                           AND RESULTS OF OPERATIONS

    The following discussion should be read in conjunction with the Financial Statements and Notes thereto set forth elsewhere in this Information Statement.

OVERVIEW

    As a result of the following, the discussion and analysis of GHS's financial condition and results of operations for the period ending June 30, 1999 reflect the operations of GHS's Internet initiative for the period commencing on April 21, 1999, the date of inception of CYL:

    (i) CYL was the acquirer of GHS for accounting purposes in the CYL Transaction;

    (ii) GHS effected the USN Spin-Off; USN's operations are treated as discontinued operations of GHS for accounting purposes as of May 20, 1999, the date the Board approved the USN Spin-Off; and

   (iii) CYL was formed on April 21, 1999 and had not conducted significant operations prior to the CYL Transaction on May 27, 1999.

    In addition to the CYL Transaction, the following transactions were completed on May 27, 1999:

    - GHS acquired the right and license to use (subject to certain limitations) the Robbins name in connection with CYL's Internet business, all goodwill attached to the Robbins name and likeness for use in CYL's Internet business, the existing Internet activities and business of RRI, the exclusive license to use RRI trademarks, tradenames, goodwill attached thereto, and the right to use existing programs, recordings, videos, CD-ROMs, proprietary software packages, and seminars owned by RRI in CYL's Internet business as well as various URLs, an online self-help pilot program and a business plan;

    - GHS acquired Concept Development, which was formed in September 1996 to provide online general-interest continuing education courses;

    - GHS entered into the Marketing and License Agreement with The Learning Annex, a leading provider of continuing education courses in five cities in the United States and Canada, for the exclusive online use of its intellectual property and sale of certain of its merchandise over the Internet and for certain co-marketing and co-promotion activities;

    - GHS obtained the option to acquire The Learning Annex; and

    - GHS completed a private placement of Series B Preferred Stock resulting in net proceeds to GHS of approximately $15.1 million.

PLAN OF OPERATION

    GHS has changed the focus of its business from that of USN, which provided access to stereotactic radiosurgery centers using the Gamma Knife technology, to an Internet initiative including a plan for an online learning network to focus on personal and professional improvement.

    During the twelve months ended June 30, 2000, GHS anticipates that it will establish an online learning destination featuring an integrated offering of content, services, communities, and interactive sales. GHS believes that its online content and services will consist mainly of interactive, expert-instructed courses; community tools; expert live audio and video appearances; and other expert-based content and services. GHS will attempt to deliver to consumers the emotional and motivational power of branded personalities, companies and institutions in the personal and professional improvement industry in a unified online experience. Distribution of GHS's products and services will be done primarily over the Internet through a branded web site.

    GHS plans to derive revenues from its activities in the form of sponsorships, electronic commerce, advertising and fees for interactive products and services. GHS's web site is currently in the development stage and additional infrastructure and programming is necessary to bring the web site to market. GHS's ability to develop the web site and related functionalities will directly affect the timing of future revenues. GHS plans to launch the first stage of its web site, consisting of newsletters by the end of 1999. GHS anticipates that it will begin to generate revenues through sponsorship and third-party product sales with the launch of the third stage of its web site that is anticipated to include course communities with newsletters, chat events and product sales and is planned to launch by the end of the first quarter of 2000. There can be no assurance that the launch of GHS's web site will proceed as planned. As with any development stage enterprise, unforeseen difficulties may arise.

RESULTS OF OPERATION FOR THE PERIOD FROM APRIL 21, 1999 (INCEPTION) THROUGH JUNE
  30, 1999

    No comparison of prior periods is presented below as CYL was formed on April 21, 1999 and did not conduct operations prior to May 27, 1999.

REVENUES

    GHS did not generate revenues during the period from inception through June 30, 1999. GHS believes that it will begin to generate revenues through sponsorships and third-party product sales with the launch of the third stage of its web site, anticipated by the end of the first quarter of 2000. GHS anticipates that the third stage of its website will include course communities with newsletters, chat events and product sales.

EXPENSES

    General and administrative expenses for the period from inception to June 30, 1999 totaled $4.7 million, of which $4.2 million relates to non-cash items including $4.0 million of compensation expense for the compensatory stock options granted to an executive officer of GHS and $0.2 million relating to the amortization of intangible assets acquired in the Concept Development Acquisition and
The Marketing and License Agreement. The remaining $0.5 million of expenses consist primarily of legal expense relating to the CYL Transaction and general corporate matters, expenses relating to web site design and expenses related to prospective content acquisitions. GHS believes that the cost relating to compensatory stock options will decline in future periods but that the amortization of intangibles may increase depending on the amount and nature of future content acquisitions. GHS believes that the general and administrative expenses will significantly increase as GHS continues to acquire staff and equipment.

INTEREST

    GHS earned interest of approximately $63,000 on cash balances acquired in the CYL acquisition and raised in the May 27, 1999 private placement.

NET LOSS

    GHS incurred a net loss of approximately $4.6 million from the period from inception through June 30, 1999. The net loss is primarily a result of the operating expenses offset by interest income on cash obtained in the reverse acquisition of CYL and through the May 1999 private placement.

LIQUIDITY AND CAPITAL RESOURCES

    GHS had $15.2 million in cash and cash equivalents at June 30, 1999.

    For the period from inception through June 30, 1999, cash used in operating activities was $0.5 million, of which legal expenses totaled $0.2 million and web site development and content acquisition expenses totaled $0.3 million.

    For the period from inception through June 30, 1999, cash used in investing activities was $2.4 million, including $2.1 million of cash paid in the Concept Development Acquisition, including legal fees, and $0.3 million paid as a security deposit on the New York, New York office lease.

    Cash provided by financing activities was approximately $18.1 million, consisting of net proceeds of approximately $15.1 million from the private placement of Series B Preferred Stock and $3.0 million cash acquired in the CYL Transaction.

    GHS believes that it will continue to incur operating losses through at least 2001. GHS expects that cash and cash equivalents at June 30, 1999 will adequately fund initial significant technology hardware and software expenditures necessary to develop its business and allow GHS to meet its operating needs for at least the next eight months. GHS also expects to significantly increase the number of employees devoted to its Internet business from six at June 30, 1999 to approximately 140 at March 31, 2000 and believes existing cash will fund related increased costs for that period of time. To the extent that such increased costs exceed existing resources and the acquisition or development of content and/or marketing requires significant cash consideration, GHS anticipates the need to obtain additional financing. There can be no assurance that GHS will be able to secure additional financing or that such financing, if any, will be available on favorable terms.

    In addition to the employment agreement discussed above, GHS's current material commitments consist of annual rent for its office space in New York, New York of $361,000 and annual premiums under various insurance policies totaling approximately $400,000.

YEAR 2000 COMPLIANCE

    Many existing computer programs use only two digits to identify a year, such as "99" for "1999." These programs were designed and developed without addressing the impact of a new century. If not corrected, many computer software applications could fail or create erroneous results by, at or beyond the year 2000. GHS is at risk if the information technology systems or non-IT systems on which it is dependent to conduct its operations do not address this problem, i.e., are not "year 2000 compliant." GHS's potential areas of exposure include products purchased from third parties and computers, software, telephone systems, and other equipment used internally.

    As GHS has only begun operations in May 1999, it is requiring all vendors supplying computer hardware and software to provide statements of their products compliance with the year 2000 issue. GHS has not acquired any software or equipment that has not been represented to be year 2000 compliant. GHS is also dependent on the year 2000 compliance of third parties. Examples include credit card processing, server hosting and delivery of goods by the United States Postal Service or other third party carriers. While GHS has not yet determined the system to be used to process its Internet commerce transactions, it will ensure that it is year 2000 compliant. GHS does not expect to begin processing Internet commerce before the first quarter of 2000. GHS has obtained a year 2000 compliance representation from the third party processing its internal payroll and from the provider of its financial software. GHS does not, however, have any information regarding the infrastructure systems available at its New York offices and their year 2000 readiness. GHS has requested such information from its landlord.

    If production and operational facilities that support GHS's systems are not year 2000 compliant, some or all of its web sites may become unavailable. For instance, GHS depends on the integrity and stability of the Internet to provide its services. GHS also depends on the year 2000 compliance of the computer systems and financial services used by customers. Thus, the infrastructure necessary to support GHS's operations consists of a network of computers and telecommunications systems located throughout the world and operated by numerous unrelated entities and individuals, none of which individually has the ability to control or manage the potential year 2000 issues that may impact the entire infrastructure. A significant disruption in the ability of consumers to reliably access the Internet or portions of it or to use their credit cards would have an adverse effect on demand for GHS's services and would have a material adverse effect on GHS.

    If GHS's web hosting facilities are not year 2000 compliant, its web sites would be unavailable and GHS would not be able to deliver services to its users. If GHS's present efforts to address the year 2000 compliance issues are not successful, or if distributors, suppliers and other third parties with which it conducts business do not successfully address such issues, its business, operating results and financial position could be materially and adversely affected.

    Although GHS is currently assessing potential contingency plans, it has developed no contingency plans to address the worst case scenario that might occur if year 2000 issues make the Internet or GHS's web sites unavailable. In such case, its dependence on the widespread and unrelated entities, which maintain the Internet's infrastructure, makes it impossible to develop or implement an adequate contingency plan and, accordingly GHS does not plan to develop one. GHS has discussed year 2000 readiness with its current content providers and has obtained representations that their internal systems are year 2000 compliant and that year 2000 issues relating to their internal systems are not anticipated. There remains the risk that factors outside of their internal systems may cause significant business interruption and would therefore have a material adverse effect on GHS.

FORWARD LOOKING STATEMENTS

    This document contains forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that forward-looking statements are inherently uncertain. Such statements by their nature entail various risks, reflecting the dynamic, complex, and rapidly changing nature of the health care industry. Results actually achieved may differ materially from those currently anticipated. With respect to the business of developing an online network for personal and professional improvement the various risks include but are not necessarily limited to (i) the successful development of GHS's web site, (ii) the ability of GHS to expand the products and services offered on its web site to meet market demands and compete with its competition, (iii) successful implementation of GHS's business model, (iv) the ability of GHS to attract a significant amount of traffic on its web site, (v) the development and continued growth of the Internet, (vi) competitive actions by other companies, and (vii) other risks as noted in GHS's registration statements and periodic reports filed with the Securities and Exchange Commission.

                             NO DISSENTERS' RIGHTS

    Delaware law does not afford to GHS stockholders the opportunity to dissent from the actions described in this Information Statement and receive value for their shares.

                         INDEX TO FINANCIAL INFORMATION

Historical Financial Information of GHS, Inc. and subsidiaries

    Letter of Independent Accountants..........................................  F-2

    Unaudited Consolidated Balance Sheet at June 30, 1999......................  F-3

    Unaudited Consolidated Statement of Operations for the period from April
      21, 1999 (inception) through June 30, 1999...............................  F-4

    Unaudited Consolidated Statement of Stockholders' Equity for the period from April 21, 1999 (inception) through June 30, 1999....................  F-5

    Unaudited Consolidated Statement of Cash Flows for the period from April
      21, 1999 (inception) through June 30, 1999...............................  F-6

    Notes to Unaudited Consolidated Financial Statements.......................  F-7 - F-12

PRO FORMA Consolidated Financial Information of GHS, Inc. and subsidiaries

    PRO FORMA Unaudited Consolidated Statement of Operations for the six months ended June 30, 1999......................................................  F-14

    Notes to PRO FORMA Unaudited Consolidated Statement of Operations for the
      six months ended June 30, 1999...........................................  F-14

    PRO FORMA Unaudited Consolidated Statement of Operations for the year ended
      December 31, 1998........................................................  F-15

    Notes to PRO FORMA Unaudited Consolidated Statement of Operations for the
      year ended December 31, 1998.............................................  F-16

                [LETTERHEAD OF RICHARD A. EISNER & COMPANY LLP]
                  575 MADISON AVENUE, NEW YORK, NY 10022-2597

Board of Directors and Stockholders
GHS, Inc.
New York, New York

    We have reviewed the accompanying consolidated balance sheet of GHS, Inc. and subsidiaries (a development stage company) as of June 30, 1999 and the related consolidated statements of operations, stockholders' equity, and cash flows for the period from April 21, 1999 (date of inception) to June 30, 1999. These financial statements are the responsibility of the Company's management.

    We conducted our review in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures to financial data and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

    Based on our review, we are not aware of any material modifications that should be made to the accompanying consolidated financial statements for them to be in conformity with generally accepted accounting principles.

/s/ Richard A. Eisner & Company LLP
New York, New York
August 13, 1999

                           GHS, INC. AND SUBSIDIARIES
                         (A DEVELOPMENT STAGE COMPANY)

                           CONSOLIDATED BALANCE SHEET

                      (IN THOUSANDS, EXCEPT SHARE AMOUNTS)

                                  (UNAUDITED)

                                                                                                         JUNE 30,
                                                                                                           1999
                                                                                                         ---------
                                                      ASSETS
Current assets
  Cash and cash equivalents............................................................................  $  15,223
  Prepaid expenses.....................................................................................        202
  Cash held in escrow..................................................................................        125
                                                                                                         ---------
      Total current assets.............................................................................     15,550
Non current assets
  Computer equipment (net of accumulated depreciation of $3) (Note 4)..................................         67
  Intangible assets (net of accumulated amortization of $198) (Note 3).................................      6,928
  Security deposit.....................................................................................        271
                                                                                                         ---------
                                                                                                         ---------
      Total assets.....................................................................................  $  22,816
                                                                                                         ---------
                                                                                                         ---------

                                       LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable and accrued expenses..................................................................  $     319
Obligations under capital lease, current portion.......................................................         35
                                                                                                         ---------
      Total current liabilities........................................................................        354
Long term liabilities
Obligation under capital lease, net of current portion.................................................         35
Stockholders' equity
Convertible Preferred Stock Series A--$.01 par value--100,000 shares authorized;
  99,059 shares issued and outstanding. Liquidation preference $99,059.................................          1
Convertible Preferred Stock Series B--$.01 par value--178,582 shares authorized, issued and
  outstanding. Liquidation preference $178,582.........................................................          2
Convertible Preferred Stock Series C--$.01 par value--55,745 shares authorized, issued and outstanding.
  Liquidation preference $55,745.......................................................................          1
Common Stock $.01 par value--25,000,000 shares authorized; 7,316,685 shares issued and outstanding.....         73
Additional-paid-in capital.............................................................................     34,363
Distribution of discontinued operation to common stockholders (Note 2).................................     (1,239)
Unearned portion of compensatory stock options.........................................................     (6,136)
Accumulated deficit....................................................................................     (4,638)
                                                                                                         ---------
      Total stockholders' equity.......................................................................     22,427
                                                                                                         ---------
Total liabilities and stockholders' equity.............................................................  $  22,816
                                                                                                         ---------
                                                                                                         ---------

  The accompanying notes to financial statements are an integral part thereof

                           GHS, INC. AND SUBSIDIARIES
                         (A DEVELOPMENT STAGE COMPANY)

                      CONSOLIDATED STATEMENT OF OPERATIONS

               (IN THOUSANDS, EXCEPT PER SHARE AND SHARE AMOUNTS)
                                  (UNAUDITED)

                                                                                               FOR THE PERIOD FROM
                                                                                                 APRIL 21, 1999
                                                                                               (DATE OF INCEPTION)
                                                                                                       TO
                                                                                                  JUNE 30, 1999
                                                                                               -------------------
Expenses:
  Non-cash compensation expense..............................................................      $     3,982
  Amortization of intangible assets..........................................................              198
  General and administrative.................................................................              521
                                                                                                    ----------
      Total operating expenses...............................................................            4,701
Other income
  Interest...................................................................................               63
                                                                                                    ----------
Net loss.....................................................................................      $    (4,638)
                                                                                                    ----------
                                                                                                    ----------
Net loss per share--basic and diluted........................................................      $     (0.66)
Weighted average number of common shares outstanding.........................................        7,065,561

  The accompanying notes to financial statements are an integral part thereof

                           GHS, INC. AND SUBSIDIARIES
                         (A DEVELOPMENT STAGE COMPANY)
                 CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY
            APRIL 21, 1999 (DATE OF INCEPTION) THROUGH JUNE 30, 1999
                      (IN THOUSANDS, EXCEPT SHARE AMOUNTS)
                                  (UNAUDITED)

                                                                 CONVERTIBLE       CONVERTIBLE         CONVERTIBLE
                                                                  PREFERRED      PREFERRED STOCK     PREFERRED STOCK
                                              COMMON STOCK      STOCK SERIES A      SERIES B             SERIES C
                                             PAR VALUE $.01     PAR VALUE $.01   PAR VALUE $.01       PAR VALUE $.01
                                            -----------------   --------------   ---------------     ----------------
                                             SHARES    AMOUNT   SHARES  AMOUNT   SHARES   AMOUNT     SHARES    AMOUNT
                                            ---------  ------   ------  ------   -------  ------     ------    ------
Issuance of shares pursuant to merger of
  GHS Inc., and Change Your Life.com,
  LLC (CYL) (Note 1 and Note 2)             7,047,828   $70
Issuance of shares to members of CYL
  pursuant to merger (Note 2)                                   99,059    $1
Issuance of shares in private placement,
  net of expenses.......................                                         178,582    $2
Issuance of shares to acquire Concept
  Development Inc. (Note 3).............                                                             50,000      $1
Issuance of shares pursuant to an
  exclusive content agreement (Note
  3)....................................                                                             5,745
Exercise of stock options...............      268,857     3
Issuances of common stock options (Note
  5)....................................
Amortization of compensatory stock
  options...............................
Net loss for the period from April 21,
  1999 (date of inception) to June 30,
  1999..................................
                                                                          --                --                   --
                                            ---------  ------   ------           -------             ------
Balance at June 30, 1999................    7,316,685   $73     99,059    $1     178,582    $2       $5,745      $1
                                                                          --                --                   --
                                                                          --                --                   --
                                            ---------  ------   ------           -------             ------
                                            ---------  ------   ------           -------             ------


                                                       DISTRIBUTION OF
                                                         DISCOUNTED
                                          ADDITIONAL      OPERATION      UNEARNED PORTION
                                           PAID-IN        TO COMMON      OF COMPENSATORY    ACCUMULATED
                                           CAPITAL      STOCKHOLDERS      STOCK OPTIONS       DEFICIT      TOTAL
                                          ----------   ---------------   ----------------   -----------   -------
Issuance of shares pursuant to merger of
  GHS Inc., and Change Your Life.com,
  LLC (CYL) (Note 1 and Note 2)            $ 4,169         $(1,239)                                       $ 3,000
Issuance of shares to members of CYL
  pursuant to merger (Note 2)                   (1)                                                            --
Issuance of shares in private placement,
  net of expenses.......................    15,064                                                         15,066
Issuance of shares to acquire Concept
  Development Inc. (Note 3).............     4,499                                                          4,500
Issuance of shares pursuant to an
  exclusive content agreement (Note
  3)....................................       517                                                            517
Exercise of stock options...............        (3)                                                            --
Issuances of common stock options (Note
  5)....................................    10,118                           $(10,118)                         --
Amortization of compensatory stock
  options...............................                                        3,982                       3,982
Net loss for the period from April 21,
  1999 (date of inception) to June 30,
  1999..................................                                                      $(4,638)     (4,638)

                                          ----------       -------           --------       -----------   -------
Balance at June 30, 1999................   $34,363         $(1,239)          $ (6,136)        $(4,638)    $22,427

                                          ----------       -------           --------       -----------   -------
                                          ----------       -------           --------       -----------   -------

  The accompanying notes to financial statements are an integral part thereof

                           GHS, INC. AND SUBSIDIARIES
                         (A DEVELOPMENT STAGE COMPANY)

                      CONSOLIDATED STATEMENT OF CASH FLOWS

                                 (IN THOUSANDS)
                                  (UNAUDITED)

                                                                                               FOR THE PERIOD FROM
                                                                                                 APRIL 21, 1999
                                                                                               (DATE OF INCEPTION)
                                                                                                       TO
                                                                                                  JUNE 30, 1999
                                                                                               -------------------
Cash flows from operating activities:
  Loss from continuing operations............................................................       $  (4,638)
  Adjustments to reconcile net loss to net cash used in operating activities:
    Non-cash compensation expense............................................................           3,982
    Depreciation and amortization............................................................             202
    Changes in:
      Prepaid expenses.......................................................................            (202)
      Cash held in escrow....................................................................            (125)
      Accounts payable and accrued expenses..................................................             319
                                                                                                      -------
    Net cash used in continuing operations...................................................            (462)
                                                                                                      -------
Cash flows from investing activities:
  Acquisition of Concept Development Inc.....................................................          (2,110)
  Payment for security deposit...............................................................            (271)
                                                                                                      -------
  Net cash used in investing activities......................................................          (2,381)
                                                                                                      -------
Cash flows from financing activities:
  Net proceeds from private placement of Series B Convertible Preferred Stock................          15,066
  Cash acquired pursuant to merger of GHS, Inc. and Change Your Life.com.....................           3,000
                                                                                                      -------
  Net cash provided by financing activities..................................................          18,066
                                                                                                      -------
  Net increase in cash and cash equivalents and balance at end of period.....................       $  15,223
                                                                                                      -------
                                                                                                      -------
Supplemental information of non-cash investing and financing activities:
  Computer equipment acquired under capital lease............................................       $      70
  Issuance of Series C Convertible Preferred Stock in Concept Development Inc. acquisition
    (Note 3).................................................................................       $   4,500
  Stock issued for license acquired under exclusive content agreement (Note 3)...............       $     517
  Distribution of discontinued operation to common stockholders (Note 2).....................       $   1,239

  The accompanying notes to financial statements are an integral part thereof

                           GHS, INC. AND SUBSIDIARIES
                         (A DEVELOPMENT STAGE COMPANY)

              NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1: BASIS OF PRESENTATION

    The accompanying consolidated financial statements represent the historical financial statements of Change Your Life.com, LLC ("CYL") which was formed on April 21, 1999 and include the assets acquired in a reverse acquisition of CYL by GHS, Inc. ("GHS") which occurred on May 27, 1999, as described in Note 2.

    The accompanying unaudited consolidated financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information and with the instructions to Form 10-Q and Rule 10-01 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included.

NOTE 2: GHS, INC. REVERSE ACQUISITION OF CHANGE YOUR LIFE.COM, LLC

    On April 25, 1999, GHS announced an Internet initiative that included plans for an online network to focus on personal and professional improvement. On May 20, 1999, GHS entered into a Contribution and Exchange Agreement (the "Exchange Agreement") pursuant to which on May 27, 1999, GHS issued 99,059.338 shares of a newly-designated Series A Convertible Preferred Stock, par value $0.01 per share (the "Series A Preferred Stock"), to the members of CYL in exchange for 100% of the membership interests in CYL. The shares of Series A Preferred Stock have voting rights on an as converted basis, a liquidation preference of $1 per share and will automatically convert into an aggregate of 30,708,395 shares of common stock of GHS, par value $0.01 per share (the "Common Stock"), on the later of the next business day following the date of filing of a certificate of an amendment to GHS's Restated Certificate of Incorporation that increases the number of authorized shares of Common Stock to a number sufficient to permit the conversion of all of the then outstanding shares of Series A Preferred Stock into shares of the Common Stock or (ii) the next business day following the record date for the planned spin-off of U.S. Neurosurgical, Inc. ("USN"). As a result of this transaction, the members of CYL obtained voting control of GHS; accordingly, for accounting purposes, the transaction is treated as a reverse acquisition with CYL as the acquirer. In addition, as the only assets of GHS at the time of the transaction were cash and the assets of the discontinued operations of USN, the transaction is accounted for as a recapitalization of CYL with the issuance of Common Stock and options and warrants to purchase Common Stock to the pre-transaction common stockholders of GHS in exchange for cash. Accordingly, the accompanying consolidated financial statements are the historical financial statements of CYL and include the operations of GHS from May 27, 1999.

    CYL was formed on April 21, 1999 with membership interests held by Anthony
J. Robbins ("Robbins"), Robbins Research International Inc. ("RRI") and CYL Development Holdings, LLC ("Development Holdings"). In exchange for their membership interests, the members contributed the right and license to use (subject to certain limitations) the Robbins name in connection with CYL's Internet business as set forth in the Content Provider Agreement and License dated as of April 23, 1999, all goodwill attached to the Robbins name and likeness for use in CYL's Internet business, the existing Internet activities and business of RRI, the exclusive license to use RRI trademarks, tradenames, goodwill attached thereto, and the right to use existing programs, recordings, videos, CD-ROMs, proprietary software packages, and seminars owned by RRI in CYL's Internet business. Also contributed were various URLs, an on-line self-help pilot program and a business plan. The

                           GHS, INC. AND SUBSIDIARIES
                         (A DEVELOPMENT STAGE COMPANY)

        NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

NOTE 2: GHS, INC. REVERSE ACQUISITION OF CHANGE YOUR LIFE.COM, LLC (CONTINUED) contributed intangible assets were not ascribed a value by CYL since there was no book value for these assets in the contributing companies books and records. CYL did not conduct operations prior to the acquisition. The terms of the Content Provider Agreement and License provide that CYL will share revenues with Robbins and RRI from the on-line sale of Robbins or RRI or CYL products. There are also additional amounts due for off-line sales of Robbins or RRI products.

    At June 30, 1999, after giving effect to the issuance of the Series A Preferred Stock, the issuance of the Series B Convertible Preferred Stock, par value $0.01 per share (the "Series B Preferred Stock"), and the Series C Convertible Preferred Stock, par value $0.01 per share (the "Series C Preferred Stock"), (each as described in Note 3) and the exercise of certain stock options of GHS, GHS had 7,316,685 shares of Common Stock outstanding and shares of preferred stock which are convertible into 33,051,665 shares of Common Stock. As a result, on an as converted basis at June 30, 1999, Robbins and his affiliates owned approximately 57.1% of the voting power of GHS, Development Holdings owned approximately 19.0% and the pre-transaction common stockholders of GHS owned approximately 18.1%.

    On May 27, 1999, GHS entered into an Agreement and Plan of Distribution ("Distribution Agreement") and an Assignment and Assumption Agreement (the "Assignment Agreement") between GHS and USN. GHS owns 100% of the outstanding capital stock of USN, a Delaware corporation. Under the Assignment Agreement, the majority of the assets and liabilities of GHS and its subsidiaries were assigned and transferred to USN. The assets remaining in GHS and its subsidiaries after the assignment were $3.0 million of cash and the net assets of the discontinued business, USN. The remaining obligations of GHS were a $0.4 million obligation relating to a Common Stock put option which was cancelled on June 3, 1999. Under the Distribution Agreement, GHS will distribute to holders of Common Stock on the record date to be set by the Board of Directors of GHS one share of USN common stock for each share of Common Stock of GHS owned (the "USN Spin-Off"). After the USN Spin-Off, USN will be a separate company. USN owns and operates stereotactic radiosurgery centers, utilizing the Gamma Knife technology. The net assets of USN are comprised of cash, patient accounts receivable, property and equipment, less accounts payable, capital lease obligations, litigation settlement payable and other long-term debt. No significant loss is anticipated for the discontinued operation during the phase out period (the period commencing on the date that the decision to effect the USN Spin-Off was made through the estimated date of completion of the USN Spin-Off). GHS believes that the USN Spin-Off will be completed by the end of September 1999. The book value of net assets of the discontinued operations of USN have been reflected as an offset to stockholders' equity and will be netted against paid-in capital when the shares of USN are distributed to the common stockholders of GHS.

NOTE 3: OTHER TRANSACTIONS

    On May 27, 1999, GHS acquired all of the outstanding capital stock of Concept Development Inc. ("Concept Development") pursuant to an Agreement and Plan of Reorganization dated as of May 27, 1999 among GHS, Concept Development, Concept Acquisition Corporation, a wholly-owned subsidiary of GHS, William Zanker ("Zanker") and Debbie Dworkin ("Dworkin") (the "CDI Merger"). Concept Development was formed in September 1996 to provide on-line general-interest continuing education courses. Concept Development did not conduct operations prior to the merger and had assets of $1,000. GHS paid $2.0 million in cash and issued an aggregate of 50,000 shares of a newly-designated

                           GHS, INC. AND SUBSIDIARIES
                         (A DEVELOPMENT STAGE COMPANY)

        NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

NOTE 3: OTHER TRANSACTIONS (CONTINUED)
Series C Preferred Stock to Dworkin, the sole stockholder of Concept Development (the "Merger Shares"), in exchange for all of the outstanding capital stock of Concept Development. Concurrently, GHS entered into a three-year employment agreement with Zanker (Dworkin's husband.) The shares of Series C Preferred Stock issued in the CDI Merger will automatically convert into an aggregate of 500,000 shares of the Common Stock on the next business day following the record date for the USN Spin-Off, and vote on an as converted basis with the Common Stock. The fair value of the Merger Shares was $90 per preferred share (aggregating $4,500,000), based on the price paid for similar preferred shares issued in a contemporaneous private placement (described below.)

    On May 27, 1999, in connection with the CDI Merger, GHS entered into a Repurchase Agreement with Dworkin (the "Repurchase Agreement"). Pursuant to the Repurchase Agreement, GHS has the right to repurchase the Merger Shares (the "Repurchase Option") issued to Dworkin in connection with the CDI Merger if Zanker ceases to be employed by GHS, unless due to a Termination Without Cause (as defined in the Employment Agreement dated as of May 27, 1999 between GHS and Zanker) or in connection with a change in control of GHS after the change in control described above. Commencing August 31, 1999, the number of Merger Shares subject to the Repurchase Option will be reduced, in equal quarterly increments ending in the quarter ending May 31, 2002, ultimately to zero.

    The acquisition of Concept Development is accounted for as a purchase with the purchase price allocated to the intangible assets underlying the Zanker employment agreement including certain non-compete restrictions which agreement has a three year term and to the license agreement entered into with The Learning Annex (described below.) The resulting intangible assets are being amortized over three years.

    On May 27, 1999, GHS entered into an Option Agreement (the "Option Agreement") with The Learning Annex (as defined below) pursuant to which, among other things, GHS obtained the option to acquire The Learning Annex (the "Option"). The Learning Annex is a leading provider of continuing education courses in five cities in the United States and Canada. The Option is exercisable, on the terms and subject to the conditions in the Option Agreement, at any time from May 27, 1999 through May 27, 2004 at an exercise price based on a pre-negotiated price structure. GHS paid $75,000 on May 27, 1999 for the first year of the Option and is required to pay $125,000, $200,000, $500,000 and $750,000, respectively, to maintain the Option in each of the subsequent four years. In addition, GHS entered into a license agreement with The Learning Annex for the exclusive on-line use of its intellectual property and sale of certain of its merchandise over the Internet as well as certain co-marketing and co-promotion activities. As consideration for the license, GHS issued certain equity securities of GHS to The Learning Annex and is required to pay an annual license fee. "The Learning Annex" consists of Seligman Greer Communication Resources, Inc., a California corporation (d/b/a The Learning Annex of San Francisco), SGS Communication Resources, Inc., a California corporation (d/b/ a The Learning Annex of Los Angeles), Seligman Greer Sandberg Enterprises, Inc., a California corporation (d/b/a The Learning Annex of San Diego), SGC Communication Resources LLC, a Delaware limited liability company (d/b/a The Learning Annex of New York), and Learning Annex Interactive LLC, a Delaware limited liability company (collectively "The Learning Annex"). The value of the stock issued is recorded as an intangible asset and is being amortized over the initial term of the license. The annual fee is charged to expense as incurred.

                           GHS, INC. AND SUBSIDIARIES
                         (A DEVELOPMENT STAGE COMPANY)

        NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

NOTE 3: OTHER TRANSACTIONS (CONTINUED)
    On May 27, 1999, GHS completed a private placement of 178,582 shares (the "Shares") of a newly-designated class of Series B Preferred Stock at a purchase price of $90 per share, resulting in net proceeds of approximately $15.1 million to GHS. Each share of Series B Preferred Stock is automatically convertible into 10 shares of Common Stock on the next business day following the record date for the USN Spin-Off, and vote on an as converted basis with the Common Stock. The holders of the Series B Preferred Stock will hold approximately 4.4% of the Common Stock upon full conversion of all outstanding shares of preferred stock. GHS plans to use the proceeds from the private placement to finance ongoing operations and for general corporate purposes. GHS has agreed to file a registration statement under the Securities Act of 1933 as promptly as practicable following the closing of the private placement covering the shares of Common Stock underlying the Series B Preferred Stock. The Shares were sold pursuant to an exemption from the registration requirements of the Securities Act of 1933.

NOTE 4: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

START-UP COSTS:

    All costs and expenses associated with the start-up of the Internet initiative have been expensed as incurred.

DEPRECIATION AND AMORTIZATION:

    GHS has recently acquired computers through leases which are accounted for as capital leases. The cost of the equipment is being depreciated over the lease period, which is two years. GHS will be acquiring additional computer equipment and will generally assign a useful life of the shorter of the lease term or three years.

LOSS PER SHARE:

    Basic loss per share excludes dilution and is computed by dividing the loss available to common shareholders by the weighted average number of common shares outstanding for the period. Diluted earnings per share reflects the potential dilution that could occur if potentially dilutive securities such as convertible preferred stock, stock options and warrants were exercised or converted into Common Stock. Basic and dilutive earnings per share were the same for the period April 21, 1999 (inception) through June 30, 1999 since the effect of all potential dilutive common share equivalents was anti-dilutive. As of June 30, 1999, there were outstanding preferred shares convertible into 33,051,665 shares of Common Stock and options and warrants exercisable into 1,675,000 shares of Common Stock.

STOCK OPTIONS:

    Pursuant to Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation" ("SFAS 123"), companies can either expense the estimated fair value of employee stock options or follow the intrinsic value method set forth in Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" ("APB 25"), but disclose the pro forma effects on net loss and net loss per share had the fair value of the options been expensed. GHS has elected to apply APB 25 in accounting for its employee stock option incentive plans.

                           GHS, INC. AND SUBSIDIARIES
                         (A DEVELOPMENT STAGE COMPANY)

        NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

NOTE 4: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
INCOME TAXES:

    Deferred tax assets have not been provided for the value of the net operating loss for the period from April 21, 1999 (inception) through June 30, 1999 as their future utilization is uncertain.

NOTE 5: STOCK OPTION PLANS

    Effective on the date of the reverse acquisition, the Board of Directors of GHS authorized the grant to an executive officer of GHS of 300,000 options at an exercise price of $4.50 per share which vested immediately and expire in May 2009. In addition, the Board of Directors of GHS authorized the grant to the executive officer of 1,000,000 additional options which will vest in increments over four years from the date of grant and have exercise prices of $9.00 per share for 225,000 shares which vest at the end of year 1, $9.00 per share for 225,000 shares which vest at the end of year 2, $10.00 per share for 250,000 shares which vest monthly during year 3 and $12.00 per share for 300,000 shares which vest monthly during year 4. Compensation expense related to these options was $3,982,000 during the period April 21, 1999 (inception) through June 30, 1999.

    A summary of the status of GHS's stock options as of June 30, 1999, and changes during the preiod from April 21, 1999 (date of inception) to June 30, 1999 is presented below:

                                                                                                       WEIGHTED
                                                                                                        AVERAGE
                                                                                                       EXERCISE
                                                                                           NUMBER        PRICE
                                                                                         ----------  -------------
Options assumed pursuant to merger of GHS and CYL......................................     459,000    $    0.75
Granted................................................................................   1,300,000    $    8.85
Exercised..............................................................................    (284,000)   $   (0.75)
                                                                                         ----------       ------
Outstanding at end of period...........................................................   1,475,000    $    7.89
                                                                                         ----------       ------
                                                                                         ----------       ------
Options exercisable at period end......................................................     475,000    $    3.12
Weighted average fair value of options granted during the period.......................                $   14.05

    The following table summarizes information related to options outstanding at June 30, 1999:

                                 OPTIONS OUTSTANDING                        OPTIONS EXERCISABLE
                 ---------------------------------------------------  -------------------------------
                                                                         NUMBER
                    NUMBER                                            EXERCISABLE
                  OUTSTANDING   WEIGHTED-AVERAGE   WEIGHTED-AVERAGE        AT       WEIGHTED-AVERAGE
     RANGE            AT            REMAINING           AVERAGE         JUNE 30,         AVERAGE
EXERCISE PRICES  JUNE 30, 1999  CONTRACTUAL LIFE    EXERCISE PRICE        1999       EXERCISE PRICE
---------------  -------------  -----------------  -----------------  ------------  -----------------
$0.75-$ 4.50          475,000            9.28          $    3.12          475,000       $    3.12
$9.00-$12.00        1,000,000            9.92          $   10.15               --              --
                 -------------          -----             ------      ------------          -----
$0.75-$12.00        1,475,000            9.71          $    7.89          475,000       $    3.12
                 -------------          -----             ------      ------------          -----
                 -------------          -----             ------      ------------          -----

    Pro forma information regarding net income (loss) and basic and diluted income (loss) per share is required by SFAS No. 123, and has been determined as if GHS had accounted for its employee stock options under the fair value method of that statement. The following pro forma information gives effect to fair value for those options granted during 1999, which was estimated at the date of grant

                           GHS, INC. AND SUBSIDIARIES
                         (A DEVELOPMENT STAGE COMPANY)

        NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

NOTE 5: STOCK OPTION PLANS (CONTINUED)
using a Black-Scholes option pricing model with the following weighted average assumptions: dividend yield 0%, volatility of 100%, risk free interest rate of 5.9% and an expected life of 5 years.

                                                                                                   FOR THE PERIOD
                                                                                                   FROM APRIL 21,
                                                                                                        1999
                                                                                                     (INCEPTION)
                                                                                                       THROUGH
                                                                                                    JUNE 30, 1999
                                                                                                   ---------------
Net loss from continuing operations:
  As reported....................................................................................     ($  4,638)
  Pro forma......................................................................................     ($  5,817)
Basic and diluted loss per share:
  As reported....................................................................................     ($   0.66)
  Pro forma......................................................................................     ($   0.82)

NOTE 6: WARRANTS

    A total of 200,000 warrants granted prior to the reverse acquisition remain oustanding at June 30, 1999. The warrants provide for the purchase of common stock at $0.75 per share. The warrants contain registration and certain anti-dilution rights and expire on November 30, 2003.

NOTE 7: COMMITMENTS

    In May 1999, GHS entered into a lease for office space in New York, New York. The lease required a $0.3 million security deposit which is returnable at the conclusion of the lease on August 31, 2004. The annual cost of the lease is $0.4 million for the term. Under the lease, the landlord is providing GHS with funds to improve the space. In addition to these funds, GHS estimates that it will spend $0.2 million on such improvements. GHS has granted a security interest in all of the leasehold improvements and building systems to the landlord.

NOTE 8: SUBSEQUENT EVENTS

    GHS is in the process of implementing new stock option plans for its employees, directors and consultants and obtaining required approvals for increased authorized shares to accommodate such plans and the conversion of outstanding preferred stock. Information Statements relating to these plans will be filed shortly.

                           GHS, INC. AND SUBSIDIARIES
                   PRO FORMA UNAUDITED FINANCIAL INFORMATION

    The accompanying pro-forma unaudited consolidated statements of operations reflect the reverse acquisition of CYL by GHS, the USN Spin-off, the acquisition of CDI and the related private placement of preferred stock and license and option agreements with The Learning Annex, as well as the issuance of stock options to an executive officer of GHS as if the transactions had occurred on January 1, 1999 and January 1, 1998, respectively. The acquisition of CYL is accounted for as a reverse acquisition with CYL as the accounting acquirer as the members of CYL obtained voting control of GHS pursuant to the transaction. In addition, as the only assets of GHS at the time of the transaction were cash and the net assets of the discontinued operations of U. S. NeuroSurgical, Inc. ("USN") the reverse acquisition was accounted for as a recapitalization of CYL with the issuance of shares of common stock and options and warrants to purchase shares of common stock to the pre-transaction stockholders of GHS in exchange for cash. The operations of USN are being distributed to the pre-transaction common stockholders of GHS. The acquisition of CDI is accounted for as a purchase. The costs associated with the execution of The Learning Annex license agreement are being amortized over the term of the agreement.

    A pro-forma balance sheet as of June 30, 1999 has not been provided as the transactions referenced above have all been reflected in the consolidated balance sheet as of June 30, 1999 included in the accompanying financial statements.

    In the opinion of management of the Company, all adjustments necessary to present fairly such pro-forma unaudited statements of operations have been made. The pro-forma unaudited statements of operations are not necessarily indicative of what the actual financial results of operations would have been had the transactions occurred on the dates indicated above, nor do they purport to represent the future financial results of operations of the Company.

                           GHS, INC. AND SUBSIDIARIES
            PRO FORMA UNAUDITED CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1999
               (IN THOUSANDS EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                             PRO FORMA ADJUSTMENTS
                                           ---------------------------------------------------------
                            GHS, INC. AND                        THE LEARNING
                            SUBSIDIARIES       CONCEPT               ANNEX
                             AS REPORTED   DEVELOPMENT INC.       LICENSE AND          EXECUTIVE        PRO FORMA
                            JUNE 30, 1999  ACQUISITION (1)    PURCHASE OPTION (2)   COMPENSATION (3)  JUNE 30, 1999
                            -------------  ----------------  ---------------------  ----------------  -------------
Expenses:
  General and
    administrative........         4,701           1,020                 195                1,662            7,578
                            -------------        -------               -----              -------     -------------
  Total operating
    expenses..............         4,701           1,020                 195                1,662            7,578
                            -------------        -------               -----              -------     -------------
Interest income...........            63                                                                        63
                            -------------        -------               -----              -------     -------------
Net loss..................   $    (4,638)     $   (1,020)          $    (195)          $   (1,662)     $    (7,515)
                            -------------        -------               -----              -------     -------------
                            -------------        -------               -----              -------     -------------
Basic and fully diluted
  loss per share..........   $     (0.66)                                                              $     (1.06)
Weighted average shares
  outstanding.............     7,065,561                                                                 7,065,561
                            -------------                                                             -------------
                            -------------                                                             -------------

------------------------

NOTES TO PRO-FORMA STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30,
  1999

[1] Reflects the amortization of the intangible assets acquired in the CDI
    Merger as described in Note 3 to the accompanying financial statements and salary expense and employee benefits at an estimate of 20% of salary for the former President of CDI who is now employed by GHS, pursuant to an employment agreement.

[2] Reflects the amortization of the intangible assets relating to The Learning
    Annex license and option agreements.

[3] Reflects the issuance of compensatory stock options to an executive officer of GHS and salary expense and employee benefits at an estimate of 20% of salary.

                           GHS, INC. AND SUBSIDIARIES
            PRO FORMA UNAUDITED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998

               (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                                                          OTHER PRO FORMA
                                                                                                            ADJUSTMENTS
                                                 GHS, INC.                                                ---------------
                                                    AND                                 PRO FORMA
                                                SUBSIDIARIES                         REFLECTING THE
                                  CHANGE YOUR   AS REPORTED   RECLASSIFICATION    CHANGE YOUR LIFE.COM
                                   LIFE.COM     DECEMBER 31,   OF DISCONTINUED    MERGER WITH GHS, INC.       PRIVATE
                                     (CYL)          1998       OPERATIONS [1]     AND SUBSIDIARIES [2]     PLACEMENT [2]
                                 -------------  ------------  -----------------  -----------------------  ---------------
Revenue:
Patient revenue................                  $    2,332          (2,332)            $      --
                                 -------------  ------------        -------                 -----               ------
Expenses:
Patient expenses...............                       1,221          (1,221)                   --
Selling, general and
  administrative...............                       1,148          (1,148)                   --
Litigation settlement..........                         934            (934)                   --
                                 -------------  ------------        -------                 -----               ------
Total..........................                       3,303          (3,303)                   --                   --
                                 -------------  ------------        -------                 -----               ------
Income (loss) from continuing
  operations...................           --           (971)            971                    --                   --
Interest expense...............                        (555)            555                    --
Interest income................                         166              (4)                  162                   --
                                 -------------  ------------        -------                 -----               ------
Income (loss) from continuing
  operations...................           --         (1,360)          1,522                   162                   --
Income tax expense (benefit)...                        (451)           (511)                   60
                                 -------------  ------------        -------                 -----               ------
Net income (loss)..............           --     $     (909)      $   1,011             $     102            $      --
                                 -------------  ------------        -------                 -----               ------
                                 -------------  ------------        -------                 -----               ------
Basic and fully diluted income
  per share
Continuing operations [7]......                  $    (0.14)
Weighted average shares
  outstanding..................                   6,479,160
                                                ------------
                                                ------------


                                                    THE LEARNING
                                      CONCEPT        ANNEX INC.
                                 DEVELOPMENT INC.    LICENSE AND      EXECUTIVE                           PRO FORMA
                                 ACQUISITION [3] &    PURCHASE      COMPENSATION      OTHER PRO FORMA    DECEMBER 31,
                                        [6]          OPTION [4]       [5] & [6]       ADJUSTMENTS [8]        1998
                                 -----------------  -------------  ---------------  -------------------  ------------
Revenue:
Patient revenue................                                                                           $       --
                                       -------            -----         -------                ---       ------------
Expenses:
Patient expenses...............                                                                                   --
Selling, general and
  administrative...............         (2,167)            (547)         (7,871)                             (10,585)
Litigation settlement..........                                                                                   --
                                       -------            -----         -------                ---       ------------
Total..........................         (2,167)            (547)         (7,871)                             (10,585)
                                       -------            -----         -------                ---       ------------
Income (loss) from continuing
  operations...................         (2,167)            (547)         (7,871)                             (10,585)
Interest expense...............                                                                                   --
Interest income................                                                                                  162
                                       -------            -----         -------                ---       ------------
Income (loss) from continuing
  operations...................         (2,167)            (547)         (7,871)                             (10,423)
Income tax expense (benefit)...                                                                (60)               --
                                       -------            -----         -------                ---       ------------
Net income (loss)..............      $  (2,167)       $    (547)      $  (7,871)         $      60        $  (10,423)
                                       -------            -----         -------                ---       ------------
                                       -------            -----         -------                ---       ------------
Basic and fully diluted income
  per share
Continuing operations [7]......                                                                           $    (1.61)
Weighted average shares
  outstanding..................                                                                            6,479,160
                                                                                                         ------------
                                                                                                         ------------

NOTES TO PRO-FORMA STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1998

[1] Reclassifies the operations of USN as discontinued with the exception of interest income related to the cash remaining in GHS.

[2] While the Company may earn interest income on its cash balances maintained, the timing of future expenditures relating to content acquisition and general business costs would effect the amount of interest earned and therefore, no estimate of future interest income is included.

[3] Reflects the amortization of the intangible assets acquired in the CDI acquisition over their expected useful lives of three years.

[4] Reflects the option and license payments to The Learning Annex and the amortization of the cost of the license agreement which was valued based on the series C convertible preferred stock issued on execution of the license agreement. Such amount is being amortized over a three-year period consistent with the term of the agreement.

[5] Reflects the issuance of compensatory stock options to an executive officer of GHS.

[6] Reflects salary expense and employee benefits at an estimate of 20% of salary for GHS's President and for the former President of Concept Development, Inc. now employed by GHS, pursuant to employment agreements.

[7] On a pro-forma basis, the effect of stock options, warrants and convertible securities is anti-dilutive and therefore is not shown.

[8] To reverse income tax expense due to pre-tax loss on a pro forma basis.

                                   EXHIBIT A

       CERTIFICATE OF AMENDMENT TO RESTATED CERTIFICATE OF INCORPORATION

                            CERTIFICATE OF AMENDMENT
                                       OF
                     RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                                   GHS, INC.

    GHS, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

    DOES HEREBY CERTIFY:

    FIRST: That the Board of Directors of said corporation, by the unanimous written consent of its members, filed with the minutes of the Board, adopted a resolution proposing and declaring advisable the following amendment to the Restated Certificate of Incorporation of said corporation:

    RESOLVED, that the Restated Certificate of Incorporation of GHS, INC. be amended by changing paragraph (a) of the Article thereof numbered "FOURTH" so that, as amended paragraph (a) of said Article shall be and read as follows:

        "(a) The corporation shall be authorized to issue an aggregate of One Hundred One Million (101,000,000) shares of capital stock, consisting of One Million (1,000,000) shares of Preferred Stock having a par value of one cent ($.01) per share (the "Preferred Stock") and One Hundred Million (100,000,000) shares of Common Stock having a par value of one cent ($.01) per share (the "Common Stock"). Subject to the provisions of this Certificate of Incorporation and except as otherwise provided by law, the stock of the corporation, regardless of class, may be issued for such consideration and for such corporate purposes as the Board of Directors may from time to time determine."

    SECOND: That in lieu of a meeting and vote of stockholders, the stockholders have given written consent to said amendment in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware and written notice of the adoption of the amendment has been given as provided in
Section 228 of the General Corporation Law of the State of Delaware to every stockholder entitled to such notice.

    THIRD: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Sections 242 and 228 of the General Corporation Law of the State of Delaware and Article Nine of the Restated Certificate of Incorporation.

    IN WITNESS WHEREOF, said GHS, INC. has caused this certificate to be signed
by             , its             , this   day of         ,     .

                                               By
                                               Name
                                               Title

                                   EXHIBIT B
                        1999 EMPLOYEE STOCK OPTION PLAN

                                   GHS, INC.
                        1999 EMPLOYEE STOCK OPTION PLAN

                               TABLE OF CONTENTS

                                                                                                                       PAGE
                                                                                                                       -----

ARTICLE 1. INTRODUCTION...........................................................................................           1

ARTICLE 2. ADMINISTRATION.........................................................................................           1
                 2.1  Committee Composition.......................................................................           1
                 2.2  Committee Responsibilities..................................................................           1

ARTICLE 3. SHARES AVAILABLE FOR GRANTS............................................................................           1
                 3.1  Basic Limitation............................................................................           1
                 3.2  Additional Shares...........................................................................           1

ARTICLE 4. ELIGIBILITY............................................................................................           2
                 4.1  General Rule................................................................................           2
                 4.2  Limits on Options...........................................................................           2

ARTICLE 5. OPTIONS................................................................................................           2
                 5.1  Stock Option Agreement......................................................................           2
                 5.2  Number of Shares............................................................................           2
                 5.3  Exercise Price..............................................................................           2
                 5.4  Exercisability and Term.....................................................................           2
                 5.5  Effect of Change in Control.................................................................           2
                 5.6  Modification or Assumption of Options.......................................................           3

ARTICLE 6. PAYMENT FOR OPTION SHARES..............................................................................           3
                 6.1  General Rule................................................................................           3
                 6.2  Surrender of Stock..........................................................................           3
                 6.3  Exercise/Sale...............................................................................           3
                 6.4  Exercise/Pledge.............................................................................           3
                 6.5  Promissory Note.............................................................................           3
                 6.6  Other Forms of Payment......................................................................           3

ARTICLE 7. PROTECTION AGAINST DILUTION............................................................................           3
                 7.1  Adjustments.................................................................................           3
                 7.2  Reorganizations.............................................................................           3

ARTICLE 8. LIMITATION ON RIGHTS...................................................................................           4
                 8.1  Retention Rights............................................................................           4
                 8.2  Stockholders' Rights........................................................................           4
                 8.3  Regulatory Requirements.....................................................................           4
                 8.4  Market Stand-Off............................................................................           4

ARTICLE 9. LIMITATION ON PAYMENTS.................................................................................           4
                 9.1  General Rule................................................................................           4
                 9.2  Reduction of Payments.......................................................................           4
                 9.3  Overpayments and Underpayments..............................................................           5
                 9.4  Related Corporations........................................................................           5

ARTICLE 10. WITHHOLDING TAXES.....................................................................................           5
                10.1  General Rule................................................................................           5
                10.2  Share Withholding...........................................................................           5

ARTICLE 11. ASSIGNMENT OR TRANSFER OF OPTIONS.....................................................................           5

                                                                                                                       PAGE
                                                                                                                       -----
ARTICLE 12. FUTURE OF THE PLAN....................................................................................           6
                12.1  Term of the Plan............................................................................           6
                12.2  Amendment or Termination....................................................................           6

ARTICLE 13. DEFINITIONS...........................................................................................           6
                13.1  "Affiliate".................................................................................           6
                13.2  "Board".....................................................................................           6
                13.3  "Cause".....................................................................................           6
                13.4  "Change in Control".........................................................................           6
                13.5  "Code"......................................................................................           7
                13.6  "Committee".................................................................................           7
                13.7  "Common Share"..............................................................................           7
                13.8  "Company"...................................................................................           7
                13.9  "Disability"................................................................................           7
               13.10  "Exchange Act"..............................................................................           7
               13.11  "Exercise Price"............................................................................           7
               13.12  "Fair Market Value".........................................................................           7
               13.13  "ISO".......................................................................................           8
               13.14  "Key Employee"..............................................................................           8
               13.15  "NSO".......................................................................................           8
               13.16  "Option"....................................................................................           8
               13.17  "Optionee"..................................................................................           8
               13.18  "Parent"....................................................................................           8
               13.19  "Plan"......................................................................................           8
               13.20  "Stock Option Agreement"....................................................................           8
               13.21  "Subsidiary"................................................................................           8
               13.22  "Ten Percent Stockholder"...................................................................           8

                                   GHS, INC.
                        1999 EMPLOYEE STOCK OPTION PLAN

ARTICLE 1. INTRODUCTION

    The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by (a) encouraging Key Employees to focus on critical long-range objectives, (b) encouraging the attraction and retention of Key Employees with exceptional qualifications and (c) linking the interests of Key Employees directly to stockholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for Options which may constitute incentive stock options or nonstatutory stock options.

    The Plan shall be governed by, and construed in accordance with, the laws of the State of New York (except their choice-of-law provisions).

ARTICLE 2. ADMINISTRATION.

    2.1 COMMITTEE COMPOSITION. The Plan shall be administered by the Committee which shall consist of two or more directors of the Company. The Committee shall satisfy the requirements of Rule 16b-3 (or its successor) under the Exchange Act with respect to the grant of Options to persons who are officers or directors of the Company subject to Section 16 of the Exchange Act. The Board may also appoint one or more separate committees of the Board, who need not qualify under Rule 16b-3, who may administer the Plan with respect to Key Employees who are not considered officers or directors of the Company subject to Section 16 of the Exchange Act, may grant Options under the Plan to such Key Employees and may determine all terms of such Options. If no Committee has been appointed, the Board shall administer the Plan, and, during any such period, references to the Committee shall be references to the Board.

    2.2  COMMITTEE RESPONSIBILITIES.  The Committee shall:

        (a) Select the Key Employees who are to receive Options under the Plan;

        (b) Determine the type (ISO or NSO), number, vesting requirements and other features and conditions of such Options;

        (c) Interpret the Plan; and

        (d) Make all other decisions relating to the operation of the Plan.

    The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.

ARTICLE 3. SHARES AVAILABLE FOR GRANTS.

    3.1 BASIC LIMITATION. Common Shares reserved for issuance under the Plan shall be authorized but unissued Common Shares and Common Shares reacquired by the Company in the open market. The aggregate number of Common Shares reserved for Options awards shall be 2,287,500. The number of Common Shares that are subject to Options outstanding at any time under the Plan shall not exceed the number of Common Shares that remain available for issuance under the Plan.

    3.2 ADDITIONAL SHARES. The Common Shares covered by any Options or portion of Options that are forfeited, lapse or terminate for any reason before being exercised shall again become available for awards under the Plan. The number of Common Shares available for the grant of Options pursuant to this Article 3 shall be subject to adjustment pursuant to Article 7.

ARTICLE 4. ELIGIBILITY.

    4.1 GENERAL RULE. Only Key Employees shall be eligible for designation as Optionees by the Committee.

    4.2 LIMITS ON OPTIONS. No Key Employee shall receive Options to purchase Common Shares during any fiscal year covering in excess of 500,000 Common Shares; provided, however, a newly hired Key Employee may receive Options to purchase up to 1,300,000 Common Shares during the portion of the fiscal year remaining after his or her date of hire.

ARTICLE 5. OPTIONS.

    5.1 STOCK OPTION AGREEMENT. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan, including but not limited to rights of repurchase and rights of first refusal. The Stock Option Agreement shall specify whether the Option is an ISO or an NSO. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical. Options may be granted in consideration of a cash payment or in consideration of a reduction in the Optionee's other compensation. A Stock Option Agreement may provide that new Options will be granted automatically to the Optionee when he or she exercises the prior Options.

    5.2 NUMBER OF SHARES. Each Stock Option Agreement shall specify the number of Common Shares subject to the Option and shall provide for the adjustment of such number in accordance with Article 7.

    5.3 EXERCISE PRICE. Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price of an ISO shall in no event be less than 100% of the Fair Market Value of a Common Share on the date of grant. The Exercise Price of an ISO granted to a Ten Percent Stockholder shall not be less than 110% of the Fair Market Value of a Common Share on the date of grant. In the case of an NSO, a Stock Option Agreement may specify an Exercise Price that is fixed or varies in accordance with a predetermined formula while the NSO is outstanding, provided that the Exercise Price per share shall not be less than the par value of the Common Share.

    5.4 EXERCISABILITY AND TERM. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. The Stock Option Agreement shall also specify the term of the Option; provided that the term of an ISO shall in no event exceed ten (10) years from the date of grant (5 years in the case of an ISO granted to a Ten Percent Stockholder). A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee's death, Disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee's service with or without Cause. The Optionee's service is service for the Company, its Parent or a Subsidiary, and the Stock Option Agreement may provide for service with an Affiliate to continue to be treated as service for purposes of exercisability of the Option.

    5.5 EFFECT OF CHANGE IN CONTROL. In the event that a Change in Control occurs with respect to the Company, then simultaneously with the date of consummation of such Change of Control, (A) if an Optionee has continuously been a Key Employee of Company during the Requisite Service Period (as defined below), the number of Shares that vest and become exercisable with respect to the Option shall accelerate as to the lesser of (i) 25% of the Shares originally covered by the Option or (ii) the remaining unvested Shares covered by the Option and (B) unless accelerated pursuant to clause (A) above, the remaining unvested Options, if any, shall continue to vest as set forth in the Option Agreement. "Requisite Service Period" means the one-year period ending the date immediately preceding the date that a Change in Control is consummated.

    5.6 MODIFICATION OR ASSUMPTION OF OPTIONS. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding options or may accept the cancellation of outstanding options (whether granted by the Company or by another issuer) in return for the grant of new options for the same or a different number of shares and at the same or a different exercise price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such Option.

ARTICLE 6. PAYMENT FOR OPTION SHARES.

    6.1 GENERAL RULE. The entire Exercise Price for the Common Shares issued upon exercise of Options shall be payable in cash or cash equivalents acceptable to the Company at the time when such Common Shares are purchased, except as otherwise provided below.

    6.2 SURRENDER OF STOCK. To the extent the Stock Option Agreement so provides, payment for all or any part of the Exercise Price may be made with Common Shares which have already been owned by the Optionee for the time period specified by the Committee and surrendered to the Company in good form for transfer. Such Common Shares shall be valued at their Fair Market Value on the date when the new Common Shares are purchased under the Plan.

    6.3 EXERCISE/SALE. To the extent the Stock Option Agreement so provides, payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Common Shares and to deliver all or part of the sales proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

    6.4 EXERCISE/PLEDGE. To the extent the Stock Option Agreement so provides, payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to pledge Common Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

    6.5 PROMISSORY NOTE. To the extent the Stock Option Agreement so provides, payment may be made with a full-recourse promissory note; provided that the par value of the Common Shares shall be paid in cash or a cash equivalent acceptable to the Company.

    6.6 OTHER FORMS OF PAYMENT. To the extent the Stock Option Agreement so provides, payment may be made in any other form that is consistent with applicable laws, regulations and rules.

ARTICLE 7. PROTECTION AGAINST DILUTION.

    7.1 ADJUSTMENTS. In the event of a subdivision of the outstanding Common Shares, a declaration of a dividend payable in Common Shares, a declaration of a dividend payable in a form other than Common Shares in an amount that has a material effect on the price of Common Shares, a combination or consolidation of the outstanding Common Shares (by reclassification or otherwise) into a lesser number of Common Shares, a recapitalization, a spinoff or a similar occurrence, the Committee shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of: (a) the number of Options available for future Options under Article 3; (b) the number of Common Shares covered by each outstanding Option; or (c) the Exercise Price under each outstanding Option. Except as provided in this Article 7, an Optionee shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

    7.2 REORGANIZATIONS. In the event that the Company is a party to a merger or other reorganization, outstanding Options shall be subject to the agreement of merger or reorganization. Such agreement may provide, without limitation, for the assumption of outstanding Options by the surviving corporation or its parent, for their continuation by the Company (if the Company is a surviving corporation), for accelerated vesting and accelerated expiration, or for settlement in cash.

ARTICLE 8. LIMITATION ON RIGHTS.

    8.1 RETENTION RIGHTS. Neither the Plan nor any Option granted under the Plan shall be deemed to give any individual a right to remain an employee of the Company, a Parent, a Subsidiary or an Affiliate or to be retained in any other capacity by the Company, a Parent, a Subsidiary or an Affiliate.

    8.2 STOCKHOLDERS' RIGHTS. An Optionee shall have no dividend rights, voting rights or other rights as a stockholder with respect to any Common Shares covered by his or her Option prior to the issuance of a stock certificate for such Common Shares. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date when such certificate is issued, except as expressly provided in Article 7.

    8.3 REGULATORY REQUIREMENTS. Any other provision of the Plan notwithstanding, the obligation of the Company to issue Common Shares under the Plan shall be subject to all applicable laws, rules and regulations and such approval by any regulatory body as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of Common Shares pursuant to any Option prior to the satisfaction of all legal requirements relating to the issuance of such Common Shares, to their registration, qualification or listing or to an exemption from registration, qualification or listing.

    8.4 MARKET STAND-OFF. The Company may establish one or more periods of 90-180 days during which Options and shares acquired pursuant to an Option may not be sold, and neither may the holder of such Company securities contract to sell or otherwise dispose of such securities, if the Board determines in its sole discretion that such a market stand-off is reasonably necessary to effectuate a business transaction or a registration of Company securities.

ARTICLE 9. LIMITATION ON PAYMENTS.

    9.1 GENERAL RULE. Any provision of the Plan to the contrary notwithstanding, in the event that the independent auditors most recently selected by the Board (the "Auditors") determine that any payment or transfer by the Company under the Plan to or for the benefit of an Optionee (a "Payment") would be nondeductible by the Company for federal income tax purposes because of the provisions concerning "excess parachute payments" in section 280G of the Code, then the aggregate present value of all Payments shall be reduced (but not below zero) to the Reduced Amount; provided that the Committee, at the time of granting an Option under this Plan or at any time thereafter, may specify in writing that such Option shall not be so reduced and shall not be subject to this Article 9. For purposes of this Article 9, the "Reduced Amount" (as defined below) shall be the amount, expressed as a present value, which maximizes the aggregate present value of the Payments without causing any Payment to be nondeductible by the Company because of section 280G of the Code.

    9.2 REDUCTION OF PAYMENTS. If the Auditors determine that any Payment would be nondeductible by the Company because of section 280G of the Code, then the Company shall promptly give the Optionee notice to that effect and a copy of the detailed calculation thereof and of the Reduced Amount, and the Optionee may then elect, in his or her sole discretion, which and how much of the Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Payments equals the Reduced Amount) and shall advise the Company in writing of his or her election within ten (10) days of receipt of notice. If no such election is made by the Optionee within such ten (10) day period, then the Company may elect which and how much of the Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Payments equals the Reduced Amount) and shall notify the Optionee promptly of such election. For purposes of this Article 9, present value shall be determined in accordance with section 280G(d)(4) of the Code. All determinations made by the Auditors under this Article 9 shall be binding upon the Company and the Optionee and shall be made within sixty (60) days of the date when a Payment becomes payable or transferable. As promptly as practicable following such determination and the elections hereunder, the Company shall pay or transfer to or for the benefit of the Optionee such amounts as are then due to him or her under the Plan and shall promptly pay or transfer to or for the benefit of the Optionee in the future such amounts as become due to him or her under the Plan.

    9.3 OVERPAYMENTS AND UNDERPAYMENTS. As a result of uncertainty in the application of section 280G of the Code at the time of an initial determination by the Auditors hereunder, it is possible that Payments will have been made by the Company which should not have been made (an "Overpayment") or that additional Payments which will not have been made by the Company could have been made (an "Underpayment"), consistent in each case with the calculation of the Reduced Amount hereunder. In the event that the Auditors, based upon the assertion of a deficiency by the Internal Revenue Service against the Company or the Optionee which the Auditors believe has a high probability of success, determine that an Overpayment has been made, such Overpayment shall be treated for all purposes as a loan to the Optionee which he or she shall repay to the Company, together with interest at the applicable federal rate provided in section 7872(f)(2) of the Code; provided, however, that no amount shall be payable by the Optionee to the Company if and to the extent that such payment would not reduce the amount which is subject to taxation under section 4999 of the Code. In the event that the Auditors determine that an Underpayment has occurred, such Underpayment shall promptly be paid or transferred by the Company to or for the benefit of the Optionee, together with interest at the applicable federal rate provided in section 7872(f)(2) of the Code.

    9.4 RELATED CORPORATIONS. For purposes of this Article 9, the term "Company" shall include affiliated corporations to the extent determined by the Auditors in accordance with section 280G(d)(5) of the Code.

ARTICLE 10. WITHHOLDING TAXES.

    10.1 GENERAL RULE. To the extent required by applicable federal, state, local or foreign law, an Optionee or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Common Shares under the Plan until such obligations are satisfied.

    10.2 SHARE WITHHOLDING. Subject to such rules and limitations as imposed by the Committee, and to the extent provided in the Stock Option Agreement, an Optionee may satisfy all or part of his or her withholding or income tax obligations by having the Company withhold Common Shares that otherwise would be issued to him or her upon exercise of the Option or by surrendering all or a portion of any Common Shares that he or she previously acquired and held for the time period specified by the Committee. Such Common Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash.

ARTICLE 11. ASSIGNMENT OR TRANSFER OF OPTIONS.

    Except as provided in the Stock Option Agreement, an Option may be exercised during the lifetime of the Optionee only by him or her or by his or her guardian or legal representative. This Article 11 shall not preclude an Optionee from designating a beneficiary who will receive any outstanding Options in the event of the Optionee's death, nor shall it preclude a transfer of Options by will or by the laws of descent and distribution.

ARTICLE 12. FUTURE OF THE PLAN.

    12.1 TERM OF THE PLAN. The Plan shall remain in effect until it is terminated under Section 12.2, except that no Options shall be granted after the tenth anniversary of the earlier to occur of (i) adoption of the Plan by the Board or (ii) the date the Plan is approved by the stockholders.

    12.2 AMENDMENT OR TERMINATION. The Board may, at any time and for any reason, amend or terminate the Plan. An amendment of the Plan shall be subject to the approval of the Company's stockholders only to the extent required by applicable laws, regulations or rules. No Options shall be granted under the Plan after the termination thereof. The termination of the Plan, or any amendment thereof, shall not affect any Option previously granted under the Plan.

ARTICLE 13. DEFINITIONS.

    13.1 "AFFILIATE" means any entity, other than a Subsidiary, if the Company and/or one or more Subsidiary owns, directly or indirectly, not less than 50% of such entity.

    13.2 "BOARD" means the Company's Board of Directors, as constituted from time to time.

    13.3 "CAUSE" (a) for those Optionees that have entered into an employment agreement with the Company and "cause" is defined in such agreement, then "cause" shall have the meaning set forth in such employment agreement and (b) for all other Optionees, "cause" means the Optionee's (i) material violation of any law or regulation applicable to the business of the Company or a Parent, Subsidiary or Affiliate; (ii) conviction for, or guilty plea to, a felony, a crime involving moral turpitude or the perpetration of a common law fraud; (iii) commission of an act of personal dishonesty which involves personal profit in connection with the Company or a Parent, Subsidiary or Affiliate; (iv) material breach of any provision of any agreement or understanding with the Company or a Parent, Subsidiary or Affiliate regarding the performance of service therewith, including without limitation, a willful and continued failure or refusal to perform material required duties, other than as a result of having a Disability, or material breach of any applicable invention assignment or confidentiality agreement or similar agreement with the Company or a Parent, Subsidiary or Affiliate; (v) disregard of the policies of the Company or a Parent, Subsidiary or Affiliate so as to cause material loss, damage or injury to the property, reputation or employees of the Company or a Parent, Subsidiary or Affiliate; or
(vi) other misconduct, of any sort, which is materially injurious to the Company, or a Parent, Subsidiary or Affiliate.

    13.4 "CHANGE IN CONTROL" means the consummation of a reorganization, merger, consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), unless following such Business Combination (a) the "beneficial owners" of Common Shares and shares representing the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors ("Voting Shares") immediately prior to the Business Combination beneficially own, directly or indirectly, more than 50%, respectively, of the then outstanding common shares and the combined voting power of the then outstanding voting securities, as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more intermediary entities) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Common Shares and Voting Shares, as the case may be; (b) no "person" (excluding any entity resulting from such Business Combination or any employee benefit plan or trust maintained by the Company, its Parent or Subsidiary or such entity resulting from such Business Combination) beneficially owns, directly or indirectly, 50% or more of either the then outstanding shares of common stock of the entity resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such entity except to the extent that such ownership existed prior to the Business Combination; and (c) at least 50% of the members of the board of directors of the corporation resulting from such Business Combination are "Incumbent Directors". For this purpose, a director is an "Incumbent Director" if such director is a member of the Board on the earlier of the date of execution and delivery of the definitive agreement with respect to the Business Combination or the action of the Board approving such Business Combination (hereafter, the "determination date"); provided, however, that any individual becoming a director of the Board after the determination date and prior to the date of consummation of the Business Combination, and whose election, or nomination for election, was approved by a vote of at least 50% of the directors then comprising Incumbent Directors shall be considered an Incumbent Director.

    For purposes of this definition, the term "person" shall have the same meaning as when used in sections 13(d) and 14(d) of the Exchange Act. In addition, for purposes of this definition, "beneficial owner" shall have the same meaning as set forth under Rule 13d-3 of the Exchange Act.

    13.5 "CODE" means the Internal Revenue Code of 1986, as amended.

    13.6 "COMMITTEE" means a committee of the Board, as described in Article 2.

    13.7 "COMMON SHARE" means one share of the common stock of the Company.

    13.8 "COMPANY" means GHS, Inc., a Delaware corporation, or its successor.

    13.9 "DISABILITY" means the Optionee is unable to perform each of the essential duties of such Optionee's occupation by reason of a medically determinable physical or mental impairment which is potentially permanent in character or which can be expected to last for a continuous period of not less than 12 months; provided, however, that, with respect to rules regarding expiration of an ISO following termination of the Optionee's Service, Disability shall mean the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

    13.10 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

    13.11 "EXERCISE PRICE" means the amount for which one Common Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement.

    13.12 "FAIR MARKET VALUE" means the market price of Common Shares, determined by the Committee as follows:

        (a) If the Common Shares were traded over-the-counter on the date in question but were not classified as a national market issue, and are regularly traded in this manner, then the Fair Market Value shall be equal to the mean between the last reported representative bid and asked prices quoted by the Nasdaq system for such date;

        (b) If the Common Shares were traded over-the-counter on the date in question and were classified as a national market issue, and are regularly traded in this manner, then the Fair Market Value shall be equal to the last-transaction price quoted by the Nasdaq system for such date;

        (c) If the Common Shares were traded on a stock exchange on the date in question, and are regularly traded in this manner, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; and

        (d) If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

Whenever possible, the determination of Fair Market Value by the Committee under paragraphs a), (b) or (c) shall be based on the prices reported in the The Wall Street Journal. Such determination shall be conclusive and binding on all persons.

    13.13 "ISO" means an incentive stock option described in section 422(b) of the Code.

    13.14 "KEY EMPLOYEE" means a common-law employee of the Company, a Parent or a Subsidiary.

    13.15 "NSO" means a stock option not described in sections 422 or 423 of the Code.

    13.16 "OPTION" means an ISO or NSO granted under the Plan and entitling the holder to purchase one Common Share.

    13.17 "OPTIONEE" means an individual or estate who holds an Option.

    13.18 "PARENT" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

    13.19 "PLAN" means the GHS, Inc. 1999 Employee Stock Option Plan, as amended from time to time.

    13.20 "STOCK OPTION AGREEMENT" means the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to his or her Option.

    13.21 "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of shares in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

    13.22 "TEN PERCENT STOCKHOLDER" means an individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company, its Parent or any of its Subsidiaries. In determining stock ownership, the attribution rules of section 424(d) of the Code shall be applied.

ARTICLE 14. EXECUTION.

    To record the adoption of the Plan by the Board, the Company has caused its duly authorized officer to execute the same.

                                          GHS, INC.
                                     By ________________________________________
                                    Its ________________________________________

                                   EXHIBIT C
                    1999 OUTSIDE DIRECTORS STOCK OPTION PLAN

                                   GHS, INC.
                    1999 OUTSIDE DIRECTORS STOCK OPTION PLAN

                               TABLE OF CONTENTS

                                                                                                                       PAGE
                                                                                                                       -----

ARTICLE 1. INTRODUCTION...........................................................................................           1

ARTICLE 2. ADMINISTRATION.........................................................................................           1
                 2.1  Plan Administration.........................................................................           1
                 2.2  Board Responsibilities......................................................................           1

ARTICLE 3. SHARES AVAILABLE FOR GRANTS............................................................................           1
                 3.1  Basic Limitation............................................................................           1
                 3.2  Additional Shares...........................................................................           1

ARTICLE 4. ELIGIBILITY............................................................................................           1

ARTICLE 5. OPTIONS................................................................................................           1
                 5.1  Stock Option Agreement......................................................................           1
                 5.2  Number of Shares............................................................................           2
                 5.3  Exercise Price..............................................................................           2
                 5.4  Exercisability and Term.....................................................................           2
                 5.5  Modification or Assumption of Options.......................................................           2

ARTICLE 6. PAYMENT FOR OPTION SHARES..............................................................................           2
                 6.1  General Rule................................................................................           2
                 6.2  Surrender of Stock..........................................................................           2
                 6.3  Exercise/Sale...............................................................................           2
                 6.4  Exercise/Pledge.............................................................................           2
                 6.5  Promissory Note.............................................................................           2
                 6.6  Other Forms of Payment......................................................................           2

ARTICLE 7. PROTECTION AGAINST DILUTION............................................................................           3
                 7.1  Adjustments.................................................................................           3
                 7.2  Reorganizations.............................................................................           3

ARTICLE 8. LIMITATION ON RIGHTS...................................................................................           3
                 8.1  Retention Rights............................................................................           3
                 8.2  Stockholders' Rights........................................................................           3
                 8.3  Regulatory Requirements.....................................................................           3
                 8.4  Market Stand-Off............................................................................           3

ARTICLE 9. ASSIGNMENT OR TRANSFER OF OPTIONS......................................................................           3

ARTICLE 10. FUTURE OF THE PLAN....................................................................................           4
                10.1  Term of the Plan............................................................................           4
                10.2  Amendment or Termination....................................................................           4

ARTICLE 11. DEFINITIONS...........................................................................................           4
                11.1  "Affiliate".................................................................................           4
                11.2  "Board".....................................................................................           4
                11.3  "Cause".....................................................................................           4
                11.4  "Code"......................................................................................           4
                11.5  "Common Share"..............................................................................           4
                11.6  "Company"...................................................................................           4
                11.7  "Disability"................................................................................           4
                11.8  "Exchange Act"..............................................................................           4

                                                                                                                       PAGE
                                                                                                                       -----
                11.9  "Exercise Price"............................................................................           4
               11.10  "Fair Market Value".........................................................................           4
               11.11  "Option"....................................................................................           5
               11.12  "Optionee"..................................................................................           5
               11.13  "Outside Director"..........................................................................           5
               11.14  "Parent"....................................................................................           5
               11.15  "Plan"......................................................................................           5
               11.16  "Stock Option Agreement"....................................................................           5
               11.17  "Subsidiary"................................................................................           5

ARTICLE 12. EXECUTION.............................................................................................           5

                                   GHS, INC.
                    1999 OUTSIDE DIRECTORS STOCK OPTION PLAN

ARTICLE 1. INTRODUCTION

    The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by (a) encouraging Outside Directors to focus on critical long-range objectives, (b) encouraging the attraction and retention of Outside Directors with exceptional qualifications and (c) linking the interests of Outside Directors directly to stockholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for the grant of nonstatutory stock options.

    The Plan shall be governed by, and construed in accordance with, the laws of the State of New York (except their choice-of-law provisions).

ARTICLE 2. ADMINISTRATION.

    2.1  PLAN ADMINISTRATION.  The Plan shall be administered by the Board.

    2.2  BOARD RESPONSIBILITIES.  The Board shall:

        (a) Select the Outside Directors who are to receive Options under the Plan;

        (b) Determine the number, vesting requirements and other features and conditions of such Options;

        (c) Interpret the Plan; and

        (d) Make all other decisions relating to the operation of the Plan.

    The Board may adopt such rules or guidelines as it deems appropriate to implement the Plan. The Board's determinations under the Plan shall be final and binding on all persons.

ARTICLE 3. SHARES AVAILABLE FOR GRANTS.

    3.1 BASIC LIMITATION. Common Shares reserved for issuance under the Plan shall be authorized but unissued Common Shares and Common Shares reacquired by the Company in the open market. The aggregate number of Common Shares reserved for Options awards shall be 385,000. The number of Common Shares that are subject to Options outstanding at any time under the Plan shall not exceed the number of Common Shares that remain available for issuance under the Plan.

    3.2 ADDITIONAL SHARES. The Common Shares covered by any Options or portion of Options that are forfeited, lapse or terminate for any reason before being exercised shall again become available for awards under the Plan. The number of Common Shares available for the grant of Options pursuant to this Article 3 shall be subject to adjustment pursuant to Article 7.

ARTICLE 4. ELIGIBILITY.

    Only Outside Directors shall be eligible for designation as Optionees under this Plan by the Board.

ARTICLE 5. OPTIONS.

    5.1 STOCK OPTION AGREEMENT. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan, including but not limited to rights of repurchase and rights of first refusal. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

    5.2 NUMBER OF SHARES. Each Stock Option Agreement shall specify the number of Common Shares subject to the Option and shall provide for the adjustment of such number in accordance with Article 7.

    5.3 EXERCISE PRICE. Each Stock Option Agreement shall specify the Exercise Price, which may be fixed or vary in accordance with a predetermined formula while the Option is outstanding, provided that the Exercise Price per share shall not be less than the par value of the Common Share.

    5.4 EXERCISABILITY AND TERM. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. The Stock Option Agreement shall also specify the term of the Option. A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee's death, Disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee's service with or without Cause. The Optionee's service is service for the Company, its Parent or a Subsidiary, and the Stock Option Agreement may provide for service with an Affiliate to continue to be treated as service for purposes of exercisability of the Option.

    5.5 MODIFICATION OR ASSUMPTION OF OPTIONS. Within the limitations of the Plan, the Board may modify, extend or assume outstanding options or may accept the cancellation of outstanding options (whether granted by the Company or by another issuer) in return for the grant of new options for the same or a different number of shares and at the same or a different exercise price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such Option.

ARTICLE 6. PAYMENT FOR OPTION SHARES.

    6.1 GENERAL RULE. The entire Exercise Price for the Common Shares issued upon exercise of Options shall be payable in cash or cash equivalents acceptable to the Company at the time when such Common Shares are purchased, except as otherwise provided below.

    6.2 SURRENDER OF STOCK. To the extent the Stock Option Agreement so provides, payment for all or any part of the Exercise Price may be made with Common Shares which have already been owned by the Optionee for the time period specified by the Board and surrendered to the Company in good form for transfer. Such Common Shares shall be valued at their Fair Market Value on the date when the new Common Shares are purchased under the Plan.

    6.3 EXERCISE/SALE. To the extent the Stock Option Agreement so provides, payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Common Shares and to deliver all or part of the sales proceeds to the Company in payment of all or part of the Exercise Price.

    6.4 EXERCISE/PLEDGE. To the extent the Stock Option Agreement so provides, payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to pledge Common Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price.

    6.5 PROMISSORY NOTE. To the extent the Stock Option Agreement so provides, payment may be made with a full-recourse promissory note; provided that the par value of the Common Shares shall be paid in cash or a cash equivalent acceptable to the Company.

    6.6 OTHER FORMS OF PAYMENT. To the extent the Stock Option Agreement so provides, payment may be made in any other form that is consistent with applicable laws, regulations and rules.

ARTICLE 7. PROTECTION AGAINST DILUTION.

    7.1 ADJUSTMENTS. In the event of a subdivision of the outstanding Common Shares, a declaration of a dividend payable in Common Shares, a declaration of a dividend payable in a form other than Common Shares in an amount that has a material effect on the price of Common Shares, a combination or consolidation of the outstanding Common Shares (by reclassification or otherwise) into a lesser number of Common Shares, a recapitalization, a spinoff or a similar occurrence, the Board shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of: (a) the number of Options available for future Options under Article 3; (b) the number of Common Shares covered by each outstanding Option; or (c) the Exercise Price under each outstanding Option. Except as provided in this Article 7, an Optionee shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

    7.2 REORGANIZATIONS. In the event that the Company is a party to a merger or other reorganization, outstanding Options shall be subject to the agreement of merger or reorganization. Such agreement may provide, without limitation, for the assumption of outstanding Options by the surviving corporation or its parent, for their continuation by the Company (if the Company is a surviving corporation), for accelerated vesting and accelerated expiration, or for settlement in cash.

ARTICLE 8. LIMITATION ON RIGHTS.

    8.1 RETENTION RIGHTS. Neither the Plan nor any Option granted under the Plan shall be deemed to give any individual a right to remain a director of the Company or to be retained in any other capacity by the Company, a Parent, a Subsidiary or an Affiliate.

    8.2 STOCKHOLDERS' RIGHTS. An Optionee shall have no dividend rights, voting rights or other rights as a stockholder with respect to any Common Shares covered by his or her Option prior to the issuance of a stock certificate for such Common Shares. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date when such certificate is issued, except as expressly provided in Article 7.

    8.3 REGULATORY REQUIREMENTS. Any other provision of the Plan notwithstanding, the obligation of the Company to issue Common Shares under the Plan shall be subject to all applicable laws, rules and regulations and such approval by any regulatory body as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of Common Shares pursuant to any Option prior to the satisfaction of all legal requirements relating to the issuance of such Common Shares, to their registration, qualification or listing or to an exemption from registration, qualification or listing.

    8.4 MARKET STAND-OFF. The Company may establish one or more periods of 90-180 days during which Options and shares acquired pursuant to an Option may not be sold, and neither may the holder of such Company securities contract to sell or otherwise dispose of such securities, if the Board determines in its sole discretion that such a market stand-off is reasonably necessary to effectuate a business transaction or a registration of Company securities.

ARTICLE 9. ASSIGNMENT OR TRANSFER OF OPTIONS.

    Except as provided in the Stock Option Agreement, an Option may be exercised during the lifetime of the Optionee only by him or her or by his or her guardian or legal representative. This Article 9 shall not preclude an Optionee from designating a beneficiary who will receive any outstanding Options in the event of the Optionee's death, nor shall it preclude a transfer of Options by will or by the laws of descent and distribution.

ARTICLE 10. FUTURE OF THE PLAN.

    10.1 TERM OF THE PLAN. The Plan shall remain in effect until it is terminated under Section 10.2, except that no Options shall be granted after the tenth anniversary of the adoption of the Plan.

    10.2 AMENDMENT OR TERMINATION. The Board may, at any time and for any reason, amend or terminate the Plan. An amendment of the Plan shall be subject to the approval of the Company's stockholders only to the extent required by applicable laws, regulations or rules. No Options shall be granted under the Plan after the termination thereof. The termination of the Plan, or any amendment thereof, shall not affect any Option previously granted under the Plan.

ARTICLE 11. DEFINITIONS.

    11.1 "AFFILIATE" means any entity, other than a Subsidiary, if the Company and/or one or more Subsidiary owns, directly or indirectly, not less than 50% of such entity.

    11.2 "BOARD" means the Company's Board of Directors, as constitutedp from time to time.

    11.3 "CAUSE" means the Optionee's (i) material violation of any law or regulation applicable to the business of the Company or a Parent, Subsidiary or Affiliate; (ii) conviction for, or guilty plea to, a felony, a crime involving moral turpitude or the perpetration of a common law fraud; (iii) commission of an act of personal dishonesty which involves personal profit in connection with the Company or a Parent, Subsidiary or Affiliate; (iv) material breach of any provision of any agreement or understanding with the Company or a Parent, Subsidiary or Affiliate regarding the performance of service therewith, including without limitation, a willful and continued failure or refusal to perform material required duties, other than as a result of having a Disability, or material breach of any applicable invention assignment or confidentiality agreement or similar agreement with the Company or a Parent, Subsidiary or Affiliate; (v) disregard of the policies of the Company or a Parent, Subsidiary or Affiliate so as to cause material loss, damage or injury to the property, reputation or employees of the Company or a Parent, Subsidiary or Affiliate; or
(vi) other misconduct, of any sort, which is materially injurious to the Company, or a Parent, Subsidiary or Affiliate.

    11.4 "CODE" means the Internal Revenue Code of 1986, as amended.

    11.5 "COMMON SHARE" means one share of the common stock of the Company.

    11.6 "COMPANY" means GHS, Inc., a Delaware corporation, or its successor.

    11.7 "DISABILITY" means the Optionee is unable to perform each of the essential duties of such Optionee's position with the Company by reason of a medically determinable physical or mental impairment which is potentially permanent in character or which can be expected to last for a continuous period of not less than 12 months.

    11.8 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

    11.9 "EXERCISE PRICE" means the amount for which one Common Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement.

    11.10 "FAIR MARKET VALUE" means the market price of Common Shares, determined by the Board as follows:

        (a) If the Common Shares were traded over-the-counter on the date in question but were not classified as a national market issue, and are regularly traded in this manner, then the Fair Market Value shall be equal to the mean between the last reported representative bid and asked prices quoted by the Nasdaq system for such date;

        (b) If the Common Shares were traded over-the-counter on the date in question and were classified as a national market issue, and are regularly traded in this manner, then the Fair Market Value shall be equal to the last-transaction price quoted by the Nasdaq system for such date;

        (c) If the Common Shares were traded on a stock exchange on the date in question, and are regularly traded in this manner, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; and

        (d) If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Board in good faith on such basis as it deems appropriate.

Whenever possible, the determination of Fair Market Value by the Board under paragraphs (a), (b) or (c) shall be based on the prices reported in the THE WALL STREET JOURNAL. Such determination shall be conclusive and binding on all persons.

    11.11 "OPTION" means a nonstatutory stock option granted under the Plan and entitling the holder to purchase one Common Share.

    11.12 "OPTIONEE" means an individual or estate who holds an Option.

    11.13 "OUTSIDE DIRECTOR" shall mean a member of the Board who is not a common-law employee of the Company, a Parent or a Subsidiary.

    11.14 "PARENT" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

    11.15 "PLAN" means the GHS, Inc.1999 Outside Directors Stock Option Plan, as amended from time to time.

    11.16 "STOCK OPTION AGREEMENT" means the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to his or her Option.

    11.17 "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of shares in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

ARTICLE 12. EXECUTION.

    To record the adoption of the Plan by the Board, the Company has caused its duly authorized officer to execute the same.

                                          GHS, INC.
                                     By ________________________________________
                                    Its ________________________________________

                                   EXHIBIT D
                       1999 CONSULTANTS STOCK OPTION PLAN

                                   GHS, INC.
                       1999 CONSULTANTS STOCK OPTION PLAN

                               TABLE OF CONTENTS

                                                                                                                       PAGE
                                                                                                                       -----

ARTICLE 1. INTRODUCTION...........................................................................................           1

ARTICLE 2. ADMINISTRATION.........................................................................................           1
                 2.1  Plan Administration.........................................................................           1
                 2.2  Committee Responsibilities..................................................................           1

ARTICLE 3. SHARES AVAILABLE FOR GRANTS............................................................................           1
                 3.1  Basic Limitation............................................................................           1
                 3.2  Additional Shares...........................................................................           1

ARTICLE 4. ELIGIBILITY............................................................................................           1

ARTICLE 5. OPTIONS................................................................................................           1
                 5.1  Stock Option Agreement......................................................................           1
                 5.2  Number of Shares............................................................................           2
                 5.3  Exercise Price..............................................................................           2
                 5.4  Exercisability and Term.....................................................................           2
                 5.5  Modification or Assumption of Options.......................................................           2

ARTICLE 6. PAYMENT FOR OPTION SHARES..............................................................................           2
                 6.1  General Rule................................................................................           2
                 6.2  Surrender of Stock..........................................................................           2
                 6.3  Exercise/Sale...............................................................................           2
                 6.4  Exercise/Pledge.............................................................................           2
                 6.5  Promissory Note.............................................................................           2
                 6.6  Other Forms of Payment......................................................................           3

ARTICLE 7. PROTECTION AGAINST DILUTION............................................................................           3
                 7.1  Adjustments.................................................................................           3
                 7.2  Reorganizations.............................................................................           3

ARTICLE 8. LIMITATION ON RIGHTS...................................................................................           3
                 8.1  Retention Rights............................................................................           3
                 8.2  Stockholders' Rights........................................................................           3
                 8.3  Regulatory Requirements.....................................................................           3
                 8.4  Market Stand-Off............................................................................           3

ARTICLE 9. ASSIGNMENT OR TRANSFER OF OPTIONS......................................................................           3

ARTICLE 10. FUTURE OF THE PLAN....................................................................................           4
                10.1  Term of the Plan............................................................................           4
                10.2  Amendment or Termination....................................................................           4

ARTICLE 11. DEFINITIONS...........................................................................................           4
                11.1  "Affiliate".................................................................................           4
                11.2  "Board".....................................................................................           4
                11.3  "Cause".....................................................................................           4
                11.4  "Code"......................................................................................           4
                11.5  "Committee".................................................................................           4
                11.6  "Common Share"..............................................................................           4
                11.7  "Company"...................................................................................           4
                11.8  "Disability"................................................................................           4

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

                                                                                                                       PAGE
                                                                                                                       -----
                11.9  "Eligible Individual".......................................................................           4
               11.10  "Exchange Act"..............................................................................           4
               11.11  "Exercise Price"............................................................................           5
               11.12  "Fair Market Value".........................................................................           5
               11.13  "Option"....................................................................................           5
               11.14  "Optionee"..................................................................................           5
               11.15  "Parent"....................................................................................           5
               11.16  "Plan"......................................................................................           5
               11.17  "Stock Option Agreement"....................................................................           5
               11.18  "Subsidiary"................................................................................           5

ARTICLE 12. EXECUTION.............................................................................................           5

ARTICLE 1. INTRODUCTION

    The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by (a) encouraging Eligible Individuals to focus on critical long-range objectives, (b) encouraging the attraction and retention of Eligible Individuals with exceptional qualifications and (c) linking the interests of Eligible Individuals directly to stockholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for the grant of nonstatutory stock options.

    The Plan shall be governed by, and construed in accordance with, the laws of the State of New York (except their choice-of-law provisions).

ARTICLE 2. ADMINISTRATION.

    2.1 PLAN ADMINISTRATION. The Plan shall be administered by a Committee which shall consist of one or more directors of the Company. The Committee shall satisfy the requirements of Rule 16b-3 (or its successor) under the Exchange Act with respect to the grant of Options to persons who are directors of the Company subject to Section 16 of the Exchange Act. The Board may also appoint one or more separate committees of the Board, who need not qualify under Rule 16b-3, who may administer the Plan with respect to Eligible Individuals who are not directors of the Company subject to Section 16 of the Exchange Act, may grant Options under the Plan to such Eligible Individuals and may determine all terms of such Options. If no Committee has been appointed, the Board shall administer the Plan, and during any such period, references to the Committee shall be references to the Board.

    2.2  COMMITTEE RESPONSIBILITIES.  The Committee shall:

        (a) Select the Eligible Individuals who are to receive Options under the Plan;

        (b) Determine the number, vesting requirements and other features and conditions of such Options;

        (c) Interpret the Plan; and

        (d) Make all other decisions relating to the operation of the Plan.

    The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.

ARTICLE 3. SHARES AVAILABLE FOR GRANTS.

    3.1 BASIC LIMITATION. Common Shares reserved for issuance under the Plan shall be authorized but unissued Common Shares and Common Shares reacquired by the Company in the open market. The aggregate number of Common Shares reserved for Options awards shall be 327,500. The number of Common Shares that are subject to Options outstanding at any time under the Plan shall not exceed the number of Common Shares that remain available for issuance under the Plan.

    3.2 ADDITIONAL SHARES. The Common Shares covered by any Options or portion of Options that are forfeited, lapse or terminate for any reason before being exercised shall again become available for awards under the Plan. The number of Common Shares available for the grant of Options pursuant to this Article 3 shall be subject to adjustment pursuant to Article 7.

ARTICLE 4. ELIGIBILITY.

    Only Eligible Individuals may be selected for designation as Optionees under this Plan by the Committee.

ARTICLE 5. OPTIONS.

    5.1 STOCK OPTION AGREEMENT. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan, including but not limited to rights of repurchase and rights of first refusal. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

    5.2 NUMBER OF SHARES. Each Stock Option Agreement shall specify the number of Common Shares subject to the Option and shall provide for the adjustment of such number in accordance with Article 7.

    5.3 EXERCISE PRICE. Each Stock Option Agreement shall specify the Exercise Price, which may be fixed or vary in accordance with a predetermined formula while the Option is outstanding, provided that the Exercise Price per share shall not be less than the par value of the Common Share.

    5.4 EXERCISABILITY AND TERM. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. The Stock Option Agreement shall also specify the term of the Option. A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee's death or Disability or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee's service with or without Cause. The Optionee's service is service for the Company, its Parent or a Subsidiary, and the Stock Option Agreement may provide for service with an Affiliate to continue to be treated as service for purposes of exercisability of the Option.

    5.5 MODIFICATION OR ASSUMPTION OF OPTIONS. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding options or may accept the cancellation of outstanding options (whether granted by the Company or by another issuer) in return for the grant of new options for the same or a different number of shares and at the same or a different exercise price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such Option.

ARTICLE 6. PAYMENT FOR OPTION SHARES.

    6.1 GENERAL RULE. The entire Exercise Price for the Common Shares issued upon exercise of Options shall be payable in cash or cash equivalents acceptable to the Company at the time when such Common Shares are purchased, except as otherwise provided below.

    6.2 SURRENDER OF STOCK. To the extent the Stock Option Agreement so provides, payment for all or any part of the Exercise Price may be made with Common Shares which have already been owned by the Optionee for the time period specified by the Committee and surrendered to the Company in good form for transfer. Such Common Shares shall be valued at their Fair Market Value on the date when the new Common Shares are purchased under the Plan.

    6.3 EXERCISE/SALE. To the extent the Stock Option Agreement so provides, payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Common Shares and to deliver all or part of the sales proceeds to the Company in payment of all or part of the Exercise Price.

    6.4 EXERCISE/PLEDGE. To the extent the Stock Option Agreement so provides, payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to pledge Common Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price.

    6.5 PROMISSORY NOTE. To the extent the Stock Option Agreement so provides, payment may be made with a full-recourse promissory note; provided that the par value of the Common Shares shall be paid in cash or a cash equivalent acceptable to the Company.

    6.6 OTHER FORMS OF PAYMENT. To the extent the Stock Option Agreement so provides, payment may be made in any other form that is consistent with applicable laws, regulations and rules.

ARTICLE 7. PROTECTION AGAINST DILUTION.

    7.1 ADJUSTMENTS. In the event of a subdivision of the outstanding Common Shares, a declaration of a dividend payable in Common Shares, a declaration of a dividend payable in a form other than Common Shares in an amount that has a material effect on the price of Common Shares, a combination or consolidation of the outstanding Common Shares (by reclassification or otherwise) into a lesser number of Common Shares, a recapitalization, a spinoff or a similar occurrence, the Committee shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of: (a) the number of Options available for future Options under Article 3; (b) the number of Common Shares covered by each outstanding Option; or (c) the Exercise Price under each outstanding Option. Except as provided in this Article 7, an Optionee shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

    7.2 REORGANIZATIONS. In the event that the Company is a party to a merger or other reorganization, outstanding Options shall be subject to the agreement of merger or reorganization. Such agreement may provide, without limitation, for the assumption of outstanding Options by the surviving corporation or its parent, for their continuation by the Company (if the Company is a surviving corporation), for accelerated vesting and accelerated expiration, or for settlement in cash.

ARTICLE 8. LIMITATION ON RIGHTS.

    8.1 RETENTION RIGHTS. Neither the Plan nor any Option granted under the Plan shall be deemed to give any individual a right to remain a consultant of the Company, a Parent or a Subsidiary or to be retained in any other capacity by the Company, a Parent, a Subsidiary or an Affiliate.

    8.2 STOCKHOLDERS' RIGHTS. An Optionee shall have no dividend rights, voting rights or other rights as a stockholder with respect to any Common Shares covered by his or her Option prior to the issuance of a stock certificate for such Common Shares. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date when such certificate is issued, except as expressly provided in Article 7.

    8.3 REGULATORY REQUIREMENTS. Any other provision of the Plan notwithstanding, the obligation of the Company to issue Common Shares under the Plan shall be subject to all applicable laws, rules and regulations and such approval by any regulatory body as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of Common Shares pursuant to any Option prior to the satisfaction of all legal requirements relating to the issuance of such Common Shares, to their registration, qualification or listing or to an exemption from registration, qualification or listing.

    8.4 MARKET STAND-OFF. The Company may establish one or more periods of 90-180 days during which Options and shares acquired pursuant to an Option may not be sold, and neither may the holder of such Company securities contract to sell or otherwise dispose of such securities, if the Board determines in its sole discretion that such a market stand-off is reasonably necessary to effectuate a business transaction or a registration of Company securities.

ARTICLE 9. ASSIGNMENT OR TRANSFER OF OPTIONS.

    Except as provided in the Stock Option Agreement, an Option may be exercised during the lifetime of the Optionee only by him or her or by his or her guardian or legal representative. This Article 9 shall not preclude an Optionee from designating a beneficiary who will receive any outstanding Options in the event of the Optionee's death, nor shall it preclude a transfer of Options by will or by the laws of descent and distribution.

ARTICLE 10. FUTURE OF THE PLAN.

    10.1 TERM OF THE PLAN. The Plan shall remain in effect until it is terminated under Section 10.2, except that no Options shall be granted after the tenth anniversary of the adoption of the Plan.

    10.2 AMENDMENT OR TERMINATION. The Board may, at any time and for any reason, amend or terminate the Plan. An amendment of the Plan shall be subject to the approval of the Company's stockholders only to the extent required by applicable laws, regulations or rules. No Options shall be granted under the Plan after the termination thereof. The termination of the Plan, or any amendment thereof, shall not affect any Option previously granted under the Plan.

ARTICLE 11. DEFINITIONS.

    11.1 "AFFILIATE" means any entity, other than a Subsidiary, if the Company and/or one or more Subsidiary owns, directly or indirectly, not less than 50% of such entity.

    11.2 "BOARD" means the Company's Board of Directors, as constituted from time to time.

    11.3 "CAUSE" (a) for those Optionees that have entered into a consultant agreement with the Company and "cause" is defined in such agreement, then "cause" shall have the meaning set forth in such consultant agreement and (b) for all other Optionees, "cause" means the Optionee's (i) material violation of any law or regulation applicable to the business of the Company or a Parent, Subsidiary or Affiliate; (ii) conviction for, or guilty plea to, a felony, a crime involving moral turpitude or the perpetration of a common law fraud; (iii) commission of an act of personal dishonesty which involves personal profit in connection with the Company or a Parent, Subsidiary or Affiliate; (iv) material breach of any provision of any agreement or understanding with the Company or a Parent, Subsidiary or Affiliate regarding the performance of service therewith, including without limitation, a willful and continued failure or refusal to perform material required duties, other than as a result of having a Disability, or material breach of any applicable invention assignment or confidentiality agreement or similar agreement with the Company or a Parent, Subsidiary or Affiliate; (v) disregard of the policies of the Company or a Parent, Subsidiary or Affiliate so as to cause material loss, damage or injury to the property, reputation or employees of the Company or a Parent, Subsidiary or Affiliate; or
(vi) other misconduct, of any sort, which is materially injurious to the Company, or a Parent, Subsidiary or Affiliate.

    11.4 "CODE" means the Internal Revenue Code of 1986, as amended.

    11.5 "COMMITTEE" means a committee of the Board, as described in Article 2.

    11.6 "COMMON SHARE" means one share of the common stock of the Company.

    11.7 "COMPANY" means GHS, Inc., a Delaware corporation, or its successor.

    11.8 "DISABILITY" means the Optionee is unable to perform each of the essential duties of such Optionee's occupation by reason of a medically determinable physical or mental impairment which is potentially permanent in character or which can be expected to last for a continuous period of not less than 12 months.

    11.9 "ELIGIBLE INDIVIDUAL" means a consultant or advisor who provides bona fide services to the Company, a Parent or a Subsidiary as an independent contractor.

    11.10 "EXCHANGE ACT"means the Securities Exchange Act of 1934, as amended.

    11.11 "EXERCISE PRICE"means the amount for which one Common Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement.

    11.12 "FAIR MARKET VALUE" means the market price of Common Shares, determined by the Committee as follows:

        (a) If the Common Shares were traded over-the-counter on the date in question but were not classified as a national market issue, and are regularly traded in this manner, then the Fair Market Value shall be equal to the mean between the last reported representative bid and asked prices quoted by the Nasdaq system for such date;

        (b) If the Common Shares were traded over-the-counter on the date in question and were classified as a national market issue, and are regularly traded in this manner, then the Fair Market Value shall be equal to the last-transaction price quoted by the Nasdaq system for such date;

        (c) If the Common Shares were traded on a stock exchange on the date in question, and are regularly traded in this manner, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; and

        (d) If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

    Whenever possible, the determination of Fair Market Value by the Committee under paragraphs (a), (b) or (c) shall be based on the prices reported in the THE WALL STREET JOURNAL. Such determination shall be conclusive and binding on all persons.

    11.13 "OPTION" means a nonstatutory stock option granted under the Plan and entitling the holder to purchase one Common Share.

    11.14 "OPTIONEE" means an individual or estate who holds an Option.

    11.15 "PARENT"means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

    11.16 "PLAN" means the GHS, Inc. 1999 Consultants Stock Option Plan, as amended from time to time.

    11.17 "STOCK OPTION AGREEMENT" means the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to his or her Option.

    11.18 "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of shares in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

ARTICLE 12. EXECUTION.

    To record the adoption of the Plan by the Board, the Company has caused its duly authorized officer to execute the same.

                                          GHS, INC.
                                     By ________________________________________
                                    Its ________________________________________